File Nos. 33-42162
                                                                 811-6377
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ X ]

     Pre-Effective Amendment No.                                    [  ]

     Post-Effective Amendment No. 12                                [ X ]

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ X ]

     Amendment No. 12                                               [ X ]


                     (Check appropriate box or boxes.)

                    DREYFUS BASIC MUNICIPAL FUND, INC.
            (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York     10166
           (Address of Principal Executive Offices)(Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                           Mark N. Jacobs, Esq.
                              200 Park Avenue
                         New York, New York 10166
                  (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----

      X    on January 2, 1997 pursuant to paragraph (b)
     ----

           60 days after filing pursuant to paragraph (a)(i)
     ----
           on      (date)     pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on      (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, 1996 was filed on October 30, 1996.


                    DREYFUS BASIC MUNICIPAL FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(b)



Items in                           Money Market Portfolio
Portfolio                          Interm Bond Portfolio          New Jersey
Form N-1A  Caption                 Bond Portfolio                 Portfolio
_________  _______                 ____________________           __________

  1         Cover Page                 Cover                       Cover

  2         Synopsis                   3                           3

  3         Condensed Financial        4                           4
            Information

  4         General Description of     5                          5
            Registrant

  5         Management of the Fund     10                          8

  5(a)      Management's Discussion    *                           *
            of Fund' s Performance

  6         Capital Stock and Other    9                           17
            Securities

  7         Purchase of Securities     12                          9
            Being offered

  8         Redemption or Repurchase   15                          12

  9         Pending Legal Proceedings  *                           *


Items in
Part B of
Form N-1A   Caption                                                 Page
_________  _______                                                  ____

  10        Cover Page                                              Cover

  11        Table of Contents                                       Cover

  12        General Information and History                         *

  13        Investment Objectives and Policies                      B-2

  14        Management of the Fund                                  B-14

  15        Control Persons and Principal                           B-18
            Holders of Securities

  16        Investment Advisory and Other                           B-18
            Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

                    DREYFUS BASIC MUNICIPAL FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(b) (continued)


Items in
Part B of
Form N-1A   Caption                                     Page
_________   _______                                     _____

  17        Brokerage Allocation                        B-28

  18        Capital Stock and Other Securities          B-31

  19        Purchase, Redemption and Pricing            B-21, B-22,
            of Securities Being Offered                 B-27

  20        Tax Status                                  B-28

  21        Underwriters                                B-21

  22        Calculations of Performance Data            B-30

  23        Financial Statements                        B-46


Items in
Part C of
Form N-1A   Caption                                     Page
_________   _______                                     _____

  24        Financial Statements and Exhibits           C-1

  25        Persons Controlled by or Under              C-3
            Common Control with Registrant

  26        Number of Holders of Securities             C-3

  27        Indemnification                             C-3

  28        Business and Other Connections of           C-4
            Investment Adviser

  29        Principal Underwriters                      C-11

  30        Location of Accounts and Records            C-14

  31        Management Services                         C-14

  32        Undertakings                                C-14


____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                     JANUARY 2, 1997

                     DREYFUS BASIC MUNICIPAL FUND, INC.
------------------------------------------------------------------------------
        DREYFUS BASIC MUNICIPAL FUND, INC. (THE "FUND") IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A SERIES MUTUAL FUND. BY THIS PROSPECTUS, THE FUND IS OFFERING THREE SEPARATE NON-DIVERSIFIED SERIES (EACH, A "PORTFOLIO"): DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO (THE "MONEY MARKET PORTFOLIO"); DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO (THE "INTERMEDIATE BOND PORTFOLIO"); AND DREYFUS BASIC MUNICIPAL BOND PORTFOLIO (TH E "BOND PORTFOLIO"). EACH PORTFOLIO'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, FOR THE MONEY MARKET PORTFOLIO ONLY, THE MAINTENANCE OF LIQUIDITY.
        EACH PORTFOLIO IS DESIGNED TO BENEFIT INVESTORS WHO DO NOT ENGAGE IN FREQUENT TRANSACTIONS IN PORTFOLIO SHARES.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS
TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES EACH PORTFOLIO.
        AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 2, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. THE NET ASSET VALUE OF ALL BOND MUTUAL FUNDS WILL FLUCTUATE FROM TIME TO TIME.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                 TABLE OF CONTENTS

                                                                          Page
Fee Table.........................................                          3
Condensed Financial Information...................                          4
Performance Information...........................                          5
Description of the Portfolios.....................                          6
Management of the Fund............................                         10
How to Buy Shares.................................                         12
Fund Exchanges....................................                         14
How to Redeem Shares..............................                         15
Shareholder Services Plan.........................                         17
Dividends, Distributions and Taxes................                         17
General Information...............................                         19
Appendix..........................................                         21

                                    Page 2

                                    FEE TABLE
                                                                                  MONEY    INTERMEDIATE
                                                                                  MARKET       BOND         BOND
                                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                               ---------    -----------   ----------
SHAREHOLDER TRANSACTION EXPENSES
      Exchange Fee ...............................................              $5.00          $5.00        $5.00
      Account Closeout Fee........................................              $5.00          $5.00        $5.00
ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average daily net assets)
      Management Fees (after expense reimbursement)...............                .35%           .20%         .14%
      Other Expenses..............................................                .10%           .25%         .31%
      Total Portfolio Operating Expenses (after expense reimbursement)            .45%           .45%         .45%
EXAMPLE
      You would pay the following expenses
      on a $1,000 investment, assuming (1) 5%
      annual return and (2) redemption at the
      end of each time period:
      1 YEAR......................................................                 $10          $10           $10
      3 YEARS.....................................................                 $19          $19           $19
      5 YEARS.....................................................                 $30          $30           $30
     10 YEARS........................................... .........                 $62          $62           $62

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Portfolio and investors, the payment of which will reduce investors' annual return. The Dreyfus Corporation has agreed that, until such time as it gives shareholders at least 90 days' notice to the contrary, in the case of the MONEY MARKET PORTFOLIO, and until June 30, 1998, in the case of the INTERMEDIATE BOND PORTFOLIO and BOND PORTFOLIO, if in any fiscal year certain expenses of a Portfolio, including the management fee, exceed .45% of the value of such Portfolio's average net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation under the Management Agreement, or The Dreyfus Corporation will bear, such excess expense. The foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that may be in effect. The expenses noted above, without reimbursement, would be:
Management Fees_.50% with respect to the MONEY MARKET PORTFOLIO and .60% with respect to the INTERMEDIATE BOND PORTFOLIO and BOND PORTFOLIO; and Total Portfolio Operating Expenses--.60% with respect to the MONEY MARKET PORTFOLIO,
 .85% with respect to the INTERMEDIATE BOND PORTFOLIO and .91% with respect to the BOND PORTFOLIO. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each exchange made and for each redemption you make by wire or pursuant to the Dreyfus TELETRANSFER Privilege, or if you otherwise closeout your account. These charges will be paid to the Fund's transfer agent and will reduce the transfer agency charges otherwise payable by the Fund. See "Fund Exchanges" and "How to Redeem Shares." In addition, certain securities dealers, banks or other financial institutions may charge their clients direct fees for effecting transactions in Portfolio shares; such fees are not reflected in the foregoing table. See "Management of the Fund" and "Shareholder Services Plan."

                                    Page 3

                        CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose reports thereon appear in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        MONEY MARKET PORTFOLIO -- Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the MONEY MARKET PORTFOLIO'S financial statements.


                                                                                         MONEY MARKET PORTFOLIO
                                                                                          YEAR ENDED AUGUST 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                                          1992(1)    1993        1994        1995      1996
                                                                         -------   -------     -------     -------   -------
    Net asset value, beginning of year.......................           $  1.00   $  1.00     $  1.00     $  1.00   $  1.00
                                                                         -------   -------     -------     -------   -------
    INVESTMENT OPERATIONS:
    Investment income -- net.................................              .024      .027        .026        .037      .034
                                                                         -------   -------     -------     -------   -------
    DISTRIBUTIONS:
    Dividends from investment income -- net..................             (.024)    (.027)      (.026)      (.037)    (.034)
                                                                         -------   -------     -------     -------   -------
    Net asset value, end of year.............................           $  1.00   $  1.00     $  1.00     $  1.00   $  1.00
                                                                         =======   =======     =======     =======   =======
TOTAL INVESTMENT RETURN......................................           3.41%(2)     2.73%        2.60%      3.80%     3.42%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................               ._        .02%        .09%        .14%      .38%
    Ratio of net investment income to average net assets.....           3.22%(2)     2.64%       2.58%       3.73%     3.40%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation................            .77%(2)      .64%        .50%        .45%      .22%
    Net Assets, end of year (000's omitted)..................          $228,708  $685,540  $1,027,377  $1,099,434..$804,257


(1) From December 16, 1991 (commencement of operations) to August 31, 1992.


(2) Annualized.


                             FINANCIAL HIGHLIGHTS
        INTERMEDIATE BOND PORTFOLIO -- Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the INTERMEDIATE BOND
PORTFOLIO'S financial statements.

                                                                                                   INTERMEDIATE BOND PORTFOLIO
                                                                                                    YEAR ENDED AUGUST 31,
                                                                                          -------------------------------------
PER SHARE DATA:                                                                                1994(1)      1995      1996
                                                                                               -------     -------   -------
  Net asset value, beginning of year...................................                        $12.50      $12.65    $12.95
                                                                                               -------     -------   -------
  INVESTMENT OPERATIONS:
  Investment income -- net.............................................                           .24         .68       .65
  Net realized and unrealized gain (loss) on investments...............                           .15         .30      (.12)
                                                                                               -------     -------   -------
  TOTAL FROM INVESTMENT OPERATIONS.....................................                           .39         .98       .53
                                                                                               -------     -------   -------
  DISTRIBUTIONS:
  Dividends from investment income -- net..............................                          (.24)       (.68)     (.65)
                                                                                               -------     -------   -------
  Net asset value, end of year.........................................                        $12.65      $12.95    $12.83
                                                                                               =======     =======   =======
TOTAL INVESTMENT RETURN................................................                       3.11%(2)       8.09%     4.07%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............................                          .--          .11%      .39%
  Ratio of net investment income to average net assets.................                       5.53%(3)       5.45%     5.01%
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation...........................                       1.54%(3)        .81%      .46%
  Portfolio Turnover Rate..............................................                      41.15%(2)      34.12%    54.99%
  Net Assets, end of year (000's omitted)..............................                       $28,275     $43,155   $46,598


(1) From May 5, 1994 (commencement of operations) to August 31, 1994.


(2) Not annualized.


(3) Annualized.

                                    Page 4

                             FINANCIAL HIGHLIGHTS
        BOND PORTFOLIO -- Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated.
This information has been derived from the BOND PORTFOLIO'S financial statements.


                                                                                                    BOND PORTFOLIO
                                                                                                 YEAR ENDED AUGUST 31,
                                                                                        -------------------------------------
PER SHARE DATA:                                                                                1994(1)      1995      1996
                                                                                               -------     -------   -------
  Net asset value, beginning of year...................................                        $12.50      $12.76    $13.01
                                                                                               -------     -------   -------
  INVESTMENT OPERATIONS:
  Investment income-net................................................                           .19         .76       .73
  Net realized and unrealized gain on investments......................                           .26         .25       .06
                                                                                               -------     -------   -------
  TOTAL FROM INVESTMENT OPERATIONS.....................................                           .45        1.01       .79
                                                                                               -------     -------   -------
  DISTRIBUTIONS:
  Dividends from investment income -- net..............................                          (.19)       (.76)     (.72)
  Dividends from net realized gains on investments.....................                           .--         .--      (.05)
                                                                                               -------     -------   -------
  TOTAL DISTRIBUTIONS..................................................                          (.19)       (.76)     (.77)
                                                                                               -------     -------   -------
  Net asset value, end of year.........................................                        $12.76    $13.01        $13.03
                                                                                               =======     =======   =======
TOTAL INVESTMENT RETURN................................................                       4.13%(2)       8.30%     6.17%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............................                          .--          .20%      .39%
  Ratio of net investment income to average net assets.................                       6.03%(3)       5.99%     5.52%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation..............................                       2.06%(3)        .77%      .52%
  Portfolio Turnover Rate..............................................                       8.82%(2)      58.91%    59.23%
  Net Assets, end of year (000's omitted)..............................                       $15,334     $42,913   $56,449


(1) From May 6, 1994 (commencement of operations) to August 31, 1994.


(2) Not annualized.


(3) Annualized.

        Further information about the performance of the INTERMEDIATE BOND PORTFOLIO and BOND PORTFOLIO is contained in each Portfolio's respective annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover of this Prospectus.
                          PERFORMANCE INFORMATION
MONEY MARKET PORTFOLIO -- From time to time, the MONEY MARKET PORTFOLIO advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the MONEY MARKET PORTFOLIO refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The MONEY MARKET PORTFOLIO'S yield and effective yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Fund."
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the MONEY MARKET PORTFOLIO'S performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
                                    Page 5


        Comparative performance information may be used from time to time in advertising or marketing the MONEY MARKET PORTFOLIO'S shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

INTERMEDIATE BOND PORTFOLIO AND BOND PORTFOLIO -- For purposes of advertising, performance of the INTERMEDIATE BOND PORTFOLIO and the BOND PORTFOLIO (each, a "LONGER TERM PORTFOLIO") may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
        Current yield of a LONGER TERM PORTFOLIO refers to its annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of a LONGER TERM PORTFOLIO'S current yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Fund."

        Tax equivalent yield also is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.

        Average annual total return for each LONGER TERM PORTFOLIO is calculated pursuant to a standardized formula which assumes that an investment in such Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a LONGER TERM PORTFOLIO'S performance will include its average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which it has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Comparative performance information may be used from time to time in advertising or marketing shares of each LONGER TERM PORTFOLIO, including data from CDA Investment Technologies, Inc., Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
ALL PORTFOLIOS -- Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                        DESCRIPTION OF THE PORTFOLIOS
INVESTMENT OBJECTIVE

        Each Portfolio's investment objective is to provide you with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and, for the MONEY MARKET PORTFOLIO only, the maintenance of liquidity. Each Portfolio invests primarily in Municipal Obligations
                                    Page 6

(described below). The MONEY MARKET PORTFOLIO invests primarily in high-quality, short-term instruments, which may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. The dollar-weighted average maturity of the INTERMEDIATE BOND PORTFOLIO'S investments ranges between three and ten years. The BOND PORTFOLIO invests without regard to maturity. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

MUNICIPAL OBLIGATIONS
        Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds or notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. Each LONGER TERM PORTFOLIO may purchase Municipal Obligations with interest rates that are determined by formulas under which the rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations purchased by a LONGER TERM PORTFOLIO are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.
MANAGEMENT POLICIES

        It is a fundamental policy of each Portfolio that it will invest at least 80% of the value of its respective net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Additionally, at least 65% of the value of each LONGER TERM PORTFOLIO'S net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.


        MONEY MARKET PORTFOLIO -- The MONEY MARKET PORTFOLIO seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the MONEY MARKET PORTFOLIO uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the MONEY MARKET PORTFOLIO is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in
                                    Page 7

accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating investments of the type the MONEY MARKET PORTFOLIO may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service, L.P. ("Fitch") and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the MONEY MARKET PORTFOLIO will be able to maintain a stable net asset value of $1.00 per share.


        INTERMEDIATE BOND PORTFOLIO AND BOND PORTFOLIO -- At least 65% of the value of each LONGER TERM PORTFOLIO'S net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than A by Moody's, S&P or Fitch or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Each LONGER TERM PORTFOLIO may invest up to 35% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than A by Moody's, S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Each LONGER TERM PORTFOLIO may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Although there is no current intention of doing so, each LONGER TERM PORTFOLIO may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such rating organizations and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks_Lower Rated Bonds" below for a further discussion of certain risks.


        The annual portfolio turnover rate for each LONGER TERM PORTFOLIO'S is not expected to exceed 100%. Each LONGER TERM PORTFOLIO may engage in various investment techniques, such as lending portfolio securities, options and futures transactions and short-selling. Use of certain of these techniques may give rise to taxable income. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks," "Appendix_Investment Techniques" and "Dividends, Distributions and Taxes" below and "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information.

        ALL PORTFOLIOS -- From time to time, a Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. Each Portfolio may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that its purchase is consistent with such Portfolio's investment objective. See "Investment Considerations and Risks" below.

        Each Portfolio also may invest in Taxable Investments of the quality described under "Appendix -- Certain Portfolio Securities -- Taxable Investments."

                                    Page 8

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL--The Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Portfolio shares. Because charges may apply to redemptions and exchanges of Portfolio shares, the Fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions.

        Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a LONGER TERM PORTFOLIO, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a LONGER TERM PORTFOLIO security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. The MONEY MARKET PORTFOLIO seeks to maintain a stable $1.00 share price, while the net asset value of each LONGER TERM PORTFOLIO generally will not be stable and should fluctuate based upon changes in the value of its respective portfolio securities. Securities in which a LONGER TERM PORTFOLIO invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.
INVESTING IN MUNICIPAL OBLIGATIONS--Each Portfolio may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each Portfolio may be subject to greater risk as compared to a fund that does not follow this practice.

        Certain municipal lease/purchase obligations in which a Portfolio may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/ purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by each Portfolio and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Portfolio so as to adversely affect its shareholders, such Portfolio would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Portfolio would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

LOWER RATED BONDS (LONGER TERM PORTFOLIOS ONLY) -- Each LONGER TERM PORTFOLIO may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch, or as low as the lowest rating assigned by Moody's, S&P or Fitch (commonly known as junk bonds). They may be subject to certain risks with respect to the
                                    Page 9

issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The market price and yield of bonds rated Ba or lower by Moody's and BB or lower by S&P and Fitch are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect each LONGER TERM PORTFOLIO'S net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for a LONGER TERM PORTFOLIO to sell certain securities or could result in lower prices than those used in calculating the net asset value of each LONGER TERM PORTFOLIO. See "Appendix -- Certain Portfolio Securities -- Ratings." Lower rated bonds as discussed herein are not eligible investments for the MONEY MARKET PORTFOLIO.


ZERO COUPON SECURITIES -- Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a LONGER TERM PORTFOLIO may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


Use of Derivatives_Each LONGER TERM PORTFOLIO may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the LONGER TERM PORTFOLIOS may use include options and futures. While Derivatives can be used effectively in furtherance of the LONGER TERM PORTFOLIO'S investment objective, under certain market conditions, they can increase the volatility of the LONGER TERM PORTFOLIOS' net asset value, can decrease the liquidity of the LONGER TERM PORTFOLIOS' investments and make more difficult the accurate pricing of the LONGER TERM PORTFOLIOS' portfolio. See "Appendix--Investment Techniques--Use of Derivatives" below, and "Investment Objective and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.


Non-Diversified Status_The classification of each Portfolio as a "non-diversified" investment company means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


SIMULTANEOUS INVESTMENTS -- Investment decisions for each Portfolio are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Portfolio, available investments opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by it.

                           MANAGEMENT OF THE FUND

Investment Adviser_The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of October 31, 1996, The Dreyfus Corporation managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.

                                    Page 10


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law. The primary portfolio manager of the each LONGER TERM PORTFOLIO is Joseph P. Darcy. He has held that position since the commencement of operations of each LONGER TERM PORTFOLIO and has been employed by The Dreyfus Corporation since May 1994. From October 1989 to May 1994, Mr. Darcy was Vice President and a portfolio manager for Merrill Lynch Asset Management. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets including approximately $60 billion in mutual fund assets.

        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of: (i) .50 of 1% of the value of the MONEY MARKET PORTFOLIO'S average daily net assets and
(ii) .60 of 1% of the value of each LONGER TERM PORTFOLIO's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the expense ratio of that Portfolio and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume. For the fiscal year ended August 31, 1996, the Fund paid The Dreyfus Corporation monthly management fees at the effective annual rates of .28 of 1% of the MONEY MARKET PORTFOLIO' S, .14 of 1% of the INTERMEDIATES BOND PORTFOLIO'S and .08 of 1% of the BOND PORTFOLIO'S, respective average daily net assets pursuant to undertakings by The Dreyfus Corporation.

        The Dreyfus Corporation has agreed that, until such time as it gives shareholders at least 90 days' notice to the contrary, in the case of the MONEY MARKET PORTFOLIO, and until June 30, 1998, in the case of each LONGER TERM PORTFOLIO, if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed .45% of the value of such Portfolio's average daily net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation under the Management Agreement, or The Dreyfus Corporation will bear, such excess expense.


        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the
                                    Page 11

Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.

Distributor_The Fund's distributor is Premier Mutual Fund Services,
Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


Transfer and Dividend Disbursing Agent and Custodian_ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELETRANSFER redemption fee and the $2.00 checkwriting charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will reduce the transfer agency fee otherwise payable by the Fund. By purchasing shares of a Portfolio, you are deemed to have consented to this procedure. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

HOW TO BUY SHARES
        Portfolio Shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Portfolio shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that any Portfolio be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

        The minimum initial investment is $25,000 for the MONEY MARKET PORTFOLIO and $10,000 for each LONGER TERM PORTFOLIO. Subsequent investments in each Portfolio must be at least $1,000. The initial investment must be accompanied by the Account Application.

        You may purchase Portfolio shares by check or wire or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" and should specify the Portfolio in which you are investing. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Portfolio's DDA# as shown below, for purchase of Portfolio shares in your name: DDA# 8900208767/Dreyfus BASIC Municipal Fund, Inc./Dreyfus BASIC Municipal Money Market Portfolio; DDA# 8900088451/Dreyfus BASIC Municipal Fund, Inc./Dreyfus BASIC Intermediate Municipal Bond Portfolio; or DDA# 8900088443/Dreyfus BASIC Municipal Fund, Inc./Dreyfus BASIC Municipal Bond Portfolio. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Portfolio shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account
                                    Page 12

Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid additional fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Shares of the MONEY MARKET PORTFOLIO are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

        The MONEY MARKET PORTFOLIO'S net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the MONEY MARKET PORTFOLIO'S net assets (i.e., the value of its assets less liabilities) by the total number of MONEY MARKET PORTFOLIO shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

        If your payments for shares of the MONEY MARKET PORTFOLIO are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

        Qualified institutions may telephone orders for purchase of the MONEY MARKET PORTFOLIO'S shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Portfolio shares declared on that day, if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.


        Shares of each LONGER TERM PORTFOLIO are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Each LONGER TERM PORTFOLIO'S net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining the net asset value of each LONGER TERM PORTFOLIO, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the specific LONGER TERM PORTFOLIO'S net assets (i.e., the value of its assets less liabilities) by the total number of such Portfolio's shares outstanding. The investments of each LONGER TERM PORTFOLIO are valued by an independent pricing service approved by the Fund's Board, and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing each LONGER TERM PORTFOLIO'S investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

                                    Page 13

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS TELETRANSFER PRIVILEGE - You may purchase shares (minimum $1,000, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time. No fee currently is contemplated for purchases of shares pursuant to this Privilege.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                                FUND EXCHANGES

        You may purchase up to four times a calendar year, in exchange for shares of a Portfolio, shares in one of the Fund's other portfolios or shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. YOU WILL BE CHARGED A $5.00 FEE FOR EACH EXCHANGE YOU MAKE OUT OF A PORTFOLIO. This fee will be deducted from your account and paid to the Transfer Agent.


        To request an exchange you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange into a fund or Fund portfolio offered by another prospectus, you must obtain and should review a copy of the current prospectus of the fund or portfolio into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No"box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone
Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch Registration Mark automated telephone system) by calling 1-800-645-6561 If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares-Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of
                                    Page 14

dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Fund Exchanges" in the Statement of Additional Information. The Fund reserves the right to reject any exchange request in whole or in part and will reject any request to exchange out of one of the Portfolios in excess of four during any calendar year. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."



                             HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Portfolio or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Portfolio shares. Any certificates representing Portfolio shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Portfolio's then current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED PORTFOLIO SHARES BY CHECK OR BY
THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $10,000 or less in the case of the MONEY MARKET PORTFOLIO or $5,000 or less in the case of a LONGER TERM PORTFOLIO, and remains so during the notice period. The $5.00 account closeout fee would be charged in such case. PROCEDURES

        You may redeem Portfolio shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, or the Telephone Redemption Privilege,
                                    Page 15

or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time upon notice to shareholders. Shares for which certificates have been issued are not eligible for the Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        You may redeem Portfolio shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a LONGER TERM PORTFOLIO'S net asset value may fluctuate.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more. Potential fluctuations in the net asset value of the shares of each LONGER TERM PORTFOLIO should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write. The Transfer Agent also will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. The Fund may return unpaid a Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. You should date your Redemption Checks with the current
                                    Page 16

date when you write them. Please do not post-date your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all post-dated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. With respect to the LONGER TERM PORTFOLIOS only, this Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account in a LONGER TERM PORTFOLIO which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $5,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You will be charged a $5.00 TELETRANSFER fee for each Dreyfus TELETRANSFER redemption, which will be deducted from your account and paid to the Transfer Agent.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                          SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of l% of the value of each Portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES

        Under the Code, each Portfolio is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. Each Portfolio ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Dividends usually
                                    Page 17

are paid on the last business day (calendar day in the case of the MONEY MARKET PORTFOLIO) of each month and are automatically reinvested in additional Portfolio shares at net asset value or, at your option, paid in cash. The Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day in the case of the MONEY MARKET PORTFOLIO and on the next business day in the case of each LONGER TERM PORTFOLIO. With respect to each LONGER TERM PORTFOLIO, Portfolio shares begin earning income dividends on the day following the date of purchase. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Portfolio shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Except for dividends from Taxable Investments, each Portfolio anticipates that substantially all dividends paid by such Portfolio will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio are subject to Federal income tax as ordinary income whether or not reinvested. No dividend paid by a Portfolio will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of each Portfolio generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. Dividends and distributions attributable to income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Appendix_Investment Techniques" will be subject to Federal income tax. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Portfolio shares which is deemed to relate to exempt-interest dividends is not deductible. Dividends and distributions may be subject to state and local taxes.

        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as, in the case of a LONGER TERM PORTFOLIO, the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gains or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Although all or a substantial portion of the dividends paid by a Portfolio may be excluded by its shareholders from their gross income for Federal income tax purposes, such Portfolio may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental
                                    Page 18

tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If a Portfolio purchases such securities, the portion of its dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in a Portfolio. If a Portfolio pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund or Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains of a Portfolio and, in the case of a LONGER TERM PORTFOLIO, the proceeds of redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that each Portfolio has qualified for the fiscal year ended August 31, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a "regulated investment company" relieves the Portfolio of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                             GENERAL INFORMATION

        The Fund was incorporated under Maryland law on August 8, 1991, and commenced operations on December 16, 1991. Prior to December 24, 1992, the Fund's name was changed from Dreyfus Investors Municipal Money Market Fund, Inc. and thereafter until October 21, 1994 its name was Dreyfus BASIC Municipal Money Market Fund, Inc. The Fund is authorized to issue five billion shares of Common Stock (with three billion shares allocated to the MONEY MARKET PORTFOLIO and five hundred million shares allocated to each LONGER
TERM PORTFOLIO) par value $.001 per share. Each share has one vote.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the
                                    Page 19

holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the MONEY MARKET, INTER MEDIATE BOND and BOND PORTFOLIOS are being offered. Other portfolios are sold pursuant to other offering documents.

        To date, the Fund's Board has authorized the creation of four series of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. The Fund has the ability to create, from time to time, new portfolios without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account. The Fund sends an annual and semi-annual financial report to all its shareholders.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada call 516-794-5452.
                                    Page 20

                                   APPENDIX
INVESTMENT TECHNIQUES

BORROWING MONEY -- Each LONGER TERM PORTFOLIO is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. Each LONGER TERM PORTFOLIO currently intends to, and the MONEY MARKET PORTFOLIO may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities
(not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any additional investments.


Forward Commitments_Each Portfolio may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. Each Portfolio will commit t
o purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Portfolio consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


USE OF DERIVATIVES -- (LONGER TERM PORTFOLIOS ONLY) Each LONGER TERM PORTFOLIO may invest in the types of Derivatives enumerated under "Description of the Portfolios -- Investment Considerations and Risks -- Use of Derivatives." These Instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on each LONGER TERM PORTFOLIO'S performance.


        If a LONGER TERM PORTFOLIO invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The LONGER TERM PORTFOLIO also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        Although neither the Fund nor the LONGER TERM PORTFOLIOS will be a commodity pool, Derivatives subject the LONGER TERM PORTFOLIOS to the rules of the Commodity Futures Trading Commission which limit the extent to which the LONGER TERM PORTFOLIOS can invest in certain Derivatives. Each LONGER TERM PORTFOLIO may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, neither LONGER TERM PORTFOLIO may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


        Each LONGER TERM PORTFOLIO may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each LONGER TERM PORTFOLIO may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, such Portfolio will
                                    Page 21

set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


LENDING PORTFOLIO SECURITIES -- (LONGER TERM PORTFOLIOS ONLY) Each LONGER TERM PORTFOLIO may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Each LONGER TERM PORTFOLIO continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the LONGER TERM PORTFOLIO an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% of the value of a LONGER TERM PORTFOLIO'S total assets, and the LONGER TERM PORTFOLIO will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the LONGER TERM PORTFOLIO at any time upon specified notice. A LONGER TERM PORTFOLIO might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.


SHORT-SELLING -- (LONGER TERM PORTFOLIOS ONLY) Each LONGER TERM PORTFOLIO may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively.


        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of such Portfolio's net assets. Neither LONGER TERM PORTFOLIO may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of such Portfolio's net assets. A LONGER TERM PORTFOLIO may not make a short sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.


        Each LONGER TERM PORTFOLIO also may make short sales "against the box," in which the Portfolio enters into a short sale of a security which the Portfolio owns in order to hedge an unrealized gain on the security. Neither LONGER TERM PORTFOLIO will at any time have more than 15% of the value of its net assets in deposits on short sales against the box.


CERTAIN PORTFOLIO SECURITIES
CERTAIN TAX EXEMPT OBLIGATIONS -- Each Portfolio may purchase floating or variable rate demand notes, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals, which for the MONEY MARKET PORTFOLIO will not exceed 13 months, and in each case will be upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are
                                    Page 22

redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Portfolio will meet the quality criteria established for its purchase of Municipal Obligations.


TAX EXEMPT PARTICIPATION INTERESTS -- Each Portfolio may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio's participation bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest and, in the case of the MONEY MARKET PORTFOLIO, will have remaining maturities of 13 months or less. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Portfolio intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

TENDER OPTION BONDS -- Each Portfolio may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of each Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

CUSTODIAL RECEIPTS -- (LONGER TERM PORTFOLIOS ONLY) Each LONGER TERM PORTFOLIO may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted,
                                    Page 23

but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a LONGER TERM PORTFOLIO should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each LONGER TERM PORTFOLIO also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.

STAND-BY COMMITMENTS -- Each Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Portfolio obligates a broker, dealer or bank to repurchase, at such Portfolio's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise any such rights thereunder for trading purposes. Each Portfolio may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The LONGER TERM PORTFOLIOS also may acquire call options on specific Municipal Obligations. A LONGER TERM PORTFOLIO generally would purchase these call options to protect it from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a LONGER TERM PORTFOLIO of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Portfolio.

ZERO COUPON SECURITIES -- (LONGER TERM PORTFOLIOS ONLY) Each LONGER TERM PORTFOLIO may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. Each LONGER TERM PORTFOLIO may invest up to 5% of its assets in zero coupon bonds which are rated below investment grade.

ILLIQUID SECURITIES -- Each Portfolio may invest up to 15% (10% in the case of the MONEY MARKET PORTFOLIO) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio investing in such securities is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Portfolio's net assets could be adversely affected.
TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of its net assets) or for temporary defensive purposes, a Portfolio may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or
                                    Page 24

Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Portfolio that are attributable to income earned by such Portfolio from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Portfolio's net assets be invested in Taxable Investments. If the MONEY MARKET PORTFOLIO purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, each Portfolio anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.
RATINGS -- (LONGER TERM PORTFOLIOS ONLY) Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing.
Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issues; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.
        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The ability of a LONGER TERM PORTFOLIO to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 25

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                                    Page 26

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                                    Page 27

Basic Municipal
Fund, Inc.
* Dreyfus BASIC Municipal
      Money Market Portfolio
* Dreyfus BASIC Intermediate
      Municipal Bond Portfolio
* Dreyfus BASIC Municipal
      Bond Portfolio
Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          BMBp010297
                                    Page 28



------------------------------------------------------------------------------

PROSPECTUS                                                     JANUARY 2, 1997

         DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------
        DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (THE "NEW JERSEY PORTFOLIO" OR THE "PORTFOLIO") IS A SEPARATE NON-DIVERSIFIED PORTFOLIO OF DREYFUS BASIC MUNICIPAL FUND, INC. (THE "FUND"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A SERIES MUTUAL FUND. THE NEW JERSEY PORTFOLIO'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL AND NEW JERSEY INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.
        THE NEW JERSEY PORTFOLIO IS DESIGNED TO BENEFIT INVESTORS WHO WILL
NOT ENGAGE IN FREQUENT TRANSACTIONS IN PORTFOLIO SHARES.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS
TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE NEW JERSEY
PORTFOLIO.

        AN INVESTMENT IN THE NEW JERSEY PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE NEW JERSEY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SINCE THE PORTFOLIO MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE PORTFOLIO MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE NEW JERSEY PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 2, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
                             TABLE OF CONTENTS
                                                                        Page

Fee Table.........................................                        3
Condensed FInancial Information...................                        4
Yield Information.................................                        4
Description of the Portfolio......................                        5
Management of the Fund............................                        8
How to Buy Shares.................................                        9
Shareholder Services..............................                       11
How to Redeem Shares..............................                       12
Shareholder Services Plan.........................                       15
Dividends, Distributions and Taxes................                       15
General Information...............................                       17
Appendix..........................................                       19

-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------
                   [This Page Intentionally Left Blank]
                                    Page 2


                                   FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES
    Exchange Fee ...............................................................................          $5.00
    Account Closeout Fee........................................................................          $5.00
ANNUAL PORTFOLIO OPERATING EXPENSES
    (as a percentage of average daily net assets)
    Management Fees (after expense reimbursement)...............................................            .21%
    Other Expenses..............................................................................            .24%
    Total Portfolio Operating Expenses (after expense reimbursement)............................            .45%


EXAMPLE:                                                 1 YEAR         3 YEARS       5 YEARS       10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                               $10            $19            $30            $62

-----------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-----------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the New Jersey Portfolio and investors, the payment of which will reduce investors' annual return. The Dreyfus Corporation has agreed that, until June 30, 1998, if in any fiscal year certain expenses of the New Jersey Portfolio, including the management fee, exceed .45% of the value of the Portfolio's average net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation under the Management Agreement, or The Dreyfus Corporation will bear, such excess expense. The foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that may be in effect. The expenses noted above, without reimbursement, would be: Management Fees--.50% and Total Portfolio Operating Expenses--.74%. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each exchange made and for each redemption you make by wire or pursuant to the Dreyfus TELETRANSFER Privilege, or if you otherwise closeout your account. These charges will be paid to the Fund's transfer agent and will reduce the transfer agency charges otherwise payable by the New Jersey Portfolio. See "Shareholder Services" and "How to Redeem Shares." In addition, certain securities dealers, banks or other financial institutions may charge their clients direct fees for effecting transactions in Portfolio shares; such fees are not reflected in the foregoing table. See "Management of the Fund" and "Shareholder Services Plan."

                                    Page 3

                        CONDENSED FINANCIAL INFORMATION

        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.

                              Financial Highlights

        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period December 1, 1995 (commencement of operations) through August 31, 1996. This information has been derived from the New Jersey Portfolio's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period......................................                          $1.00
                                                                                                      ------
  INVESTMENT OPERATIONS:
  Investment income-net.....................................................                           .025
                                                                                                      ------
  DISTRIBUTIONS:
  Dividends from investment income-net......................................                          (.025)
                                                                                                      ------
  Net asset value, end of period............................................                          $1.00
                                                                                                      ======
TOTAL INVESTMENT RETURN.....................................................                           3.38%*
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................................                            .06%*
  Ratio of net investment income to average net assets......................                           3.25%*
  Decrease reflected in above expense ratio due to undertaking by The Dreyfus Corporation               .68%*
  Net Assets, end of period (000's omitted).................................                       $100,248

* Annualized

                              YIELD INFORMATION
        From time to time, the New Jersey Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the New Jersey Portfolio refers to the income generated by an investment in the New Jersey Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the New Jersey Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The New Jersey Portfolio's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the New Jersey Portfolio's performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
                                    Page 4

        Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

                       DESCRIPTION OF THE PORTFOLIO
INVESTMENT OBJECTIVE
        The New Jersey Portfolio's investment objective is to provide you with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To accomplish its investment objective, the New Jersey Portfolio invests primarily in the debt securities of the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and New Jersey income taxes (collectively, "New Jersey Municipal Obligations"). To the extent acceptable New Jersey Municipal Obligations are at any time unavailable for investment by the New Jersey Portfolio, the Portfolio will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New Jersey income taxes. The New Jersey Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. There can be no assurance that the New Jersey Portfolio's investment objective will be achieved. Securities in which the New Jersey Portfolio invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MUNICIPAL OBLIGATIONS
        Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.
MANAGEMENT POLICIES

        It is a fundamental policy of the New Jersey Portfolio that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the New Jersey Portfolio's net assets will be invested in New Jersey Municipal Obligations and the remainder may be invested in securities that are not New Jersey Municipal Obligations and therefore may be subject to New Jersey income taxes. See
                                    Page 5

"Investment Considerations and Risks_Investing in New Jersey Municipal Obligations" below, and "Dividends, Distributions and Taxes."


        The New Jersey Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the New Jersey Portfolio uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the New Jersey Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the New Jersey Portfolio may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and Fitch Investors Service, L.P. ("Fitch") and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the New Jersey Portfolio will be able to maintain a stable net asset value of $1.00 per share.

        From time to time, the New Jersey Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The New Jersey Portfolio may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Portfolio's investment objective. See "Investment Considerations and Risks" below.

        The Portfolio also may invest in Taxable Investments of the quality described under "Appendix--Certain Portfolio Securities--Taxable
Investments."

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Portfolio shares. Because charges may apply to redemptions and exchanges of Portfolio shares, the Fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions.
        Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS -- Since the Portfolio is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Portfolio may involve greater
                                    Page 6

risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the New Jersey Portfolio's investment in New Jersey Municipal Obligations. If there should be a default or other financial crisis relating to the State of New Jersey or an agency or municipality thereof, the market value and marketability of outstanding New Jersey Municipal Obligations in the New Jersey Portfolio's portfolio and interest income to the Portfolio could be adversely affected. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, the State's economy slowed down well before the onset of the national recession, which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995. In July l991, S&P lowered its rating of the State's general obligation debt from AAA to AA+. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.

INVESTING IN MUNICIPAL OBLIGATIONS -- The New Jersey Portfolio may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the New Jersey Portfolio may be subject to greater risk as compared to a fund that does not follow this practice.
        Certain municipal lease/purchase obligations in which the New Jersey Portfolio may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the New Jersey Portfolio and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the New Jersey Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the New Jersey Portfolio so as to adversely affect Portfolio shareholders, the Portfolio would reevaluate its investment objective and policies and submit possible changes in the Portfolio's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the New Jersey Portfolio would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Non-Diversified Status _ The classification of the New Jersey Portfolio as a "non-diversified" investment company means that the proportion of the New Jersey Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such
                                    Page 7

assets in the securities of a single issuer. Since a relatively high percentage of the New Jersey Portfolio's assets may be invested in the obligations of a limited number of issuers, the Portfolio's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

SIMULTANEOUS INVESTMENTS -- Investment decisions for the New Jersey Portfolio are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the New Jersey Portfolio, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the New Jersey Portfolio or the price paid or received by the Portfolio.
                           MANAGEMENT OF THE FUND

Investment Adviser -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of October 31, 1996, The Dreyfus Corporation managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .50 of 1% of the value of the New Jersey Portfolio's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the New Jersey Portfolio, which would have the effect of lowering the expense ratio of the New Jersey Portfolio and increasing yield to investors. The New Jersey Portfolio will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Portfolio reimburse The Dreyfus Corporation for any amounts it may assume. For the period December 1, 1996 (commencement of operations) through August 31, 1996, no management fee was paid by the Fund, with respect to the New Jersey Portfolio, pursuant to an undertaking by The Dreyfus Corporation.

                                    Page 8


        The Dreyfus Corporation has agreed that, until June 30, 1998, if in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed .45 of 1% of the value of the Portfolio's average daily net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation under the Management Agreement, or The Dreyfus Corporation will bear, such excess expense.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.

Distributor _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

Transfer and Dividend Disbursing Agent and Custodian _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELETRANSFER redemption fee, and the $2.00 checkwriting charge, described below. A sufficient number of shares will be redeemed automatically to pay these amounts. These payments will reduce the transfer agency fee otherwise payable by the Portfolio. By purchasing shares of the Portfolio you are deemed to have consented to this procedure. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
                             HOW TO BUY SHARES
        Portfolio shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Portfolio shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the New Jersey Portfolio be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.
        The minimum initial investment for the New Jersey Portfolio is $25,000. Subsequent investments must be at least $1,000. The initial investment must be accompanied by the Account Application.
        You may purchase Portfolio shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105.
                                    Page 9

Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900279923/Dreyfus BASIC Municipal Fund, Inc./Dreyfus BASIC New Jersey Municipal Money Market Portfolio, for purchase of New Jersey Portfolio shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of New Jersey Portfolio shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        New Jersey Portfolio shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.
        The New Jersey Portfolio's net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of Portfolio shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        If your payments for New Jersey Portfolio shares are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.
        Qualified institutions may telephone orders for purchase of New Jersey Portfolio shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased
                                    Page 10

will receive the dividend on Portfolio shares declared on that day, if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $1,000, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time. No fee currently is contemplated for purchases of shares pursuant to this Privilege.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                           SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase up to four times per calendar year, in exchange for shares of the New Jersey Portfolio, shares in one of the Fund's other portfolios or shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any other conditions are imposed on its use. YOU WILL BE CHARGED A $5.00 FEE FOR EACH EXCHANGE YOU MAKE OUT OF THE PORTFOLIO. This fee will be deducted from your account and paid to the Transfer Agent.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange into a fund or portfolio, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the Account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-221-4060. If you are calling from overseas, call 1-516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund in which the exchange is made:
Telephone Exchange
                                    Page 11

Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.

        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. The Fund reserves the right to reject any exchange request in whole or in part and will reject any request to exchange out of the Portfolio in excess of four during any calendar year. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes." DREYFUS DIVIDEND SWEEP PRIVILEGE -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Portfolio in shares of one of the Fund's other portfolios or shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other portfolio or fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. For more information concerning this Privilege or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new portfolio or fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
                             HOW TO REDEEM SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the New Jersey Portfolio or to wire or Dreyfus TELETRANSFER redemptions, for each of which a $5.00 fee applies. Securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemp-
                                    Page 12

tions of Fund shares. Any certificates representing Portfolio shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED NEW JERSEY PORTFOLIO SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $10,000 or less and remains so during the notice period. The $5.00 account closeout fee would be charged in such case.
PROCEDURES
          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time upon notice to shareholders. Shares for which certificates have been issued are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem Portfolio shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                    Page 13

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more. Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write. The Transfer Agent also will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00, and you may be subject to extra charges. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $5,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
                                    Page 14

TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You will be charged a $5.00 TELETRANSFER fee for each Dreyfus TELETRANSFER redemption, which will be deducted from your account and paid to the Transfer Agent.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                         SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the New Jersey Portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts.
                     DIVIDENDS, DISTRIBUTIONS AND TAXES

        Under the Code, the Portfolio is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. The New Jersey Portfolio ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The New Jersey Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional New Jersey Portfolio shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after the deduction of any fees. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the New Jersey Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The New Jersey Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distribu-
                                    Page 15

tions in cash or to reinvest in additional New Jersey Portfolio shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


        The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the New Jersey Portfolio is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

        If the New Jersey Portfolio qualifies as a qualified investment fund and the Portfolio complies with its reporting obligations, (a) dividends and distributions by the Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Portfolio as interest on or gain from New Jersey Municipal Obligations, and
(b) gain from the sale of Portfolio shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Portfolio may represent taxable income.
        Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the New Jersey Portfolio will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are subject to Federal income tax as ordinary income, whether or not reinvested in additional Fund shares. No dividend paid by the New Jersey Portfolio will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the New Jersey Portfolio generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
        Although all or a substantial portion of the dividends paid by the New Jersey Portfolio may be excluded by shareholders of the Portfolio from their gross income for Federal income tax purposes, the Portfolio may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in com-
                                    Page 16

puting the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the New Jersey Portfolio purchases such securities, the portion of the Portfolio's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or the tax on Social Security benefits and may cause an investor to be subject to such taxes.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the New Jersey Portfolio. If the New Jersey Portfolio pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has not properly reported taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of the Fund believes that the New Jersey Portfolio has qualified for the fiscal year ended August 31, 1996 as a "regulated investment company" under the Code. The New Jersey Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The New Jersey Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                              GENERAL INFORMATION

        The Fund was incorporated under Maryland law on August 8, 1991, and commenced operations on December 16, 1991. Prior to December 24, 1992, the Fund's name was Dreyfus Investors Municipal Money Market Fund, Inc. and thereafter until October 21, 1994 its name was Dreyfus BASIC Municipal Money Market Fund, Inc. The Fund is authorized to issue five billion shares of
                                    Page 17

Common Stock (with one billion shares allocated to the New Jersey Portfolio), par value $.001 per share. Each share has one vote.

        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the New Jersey Portfolio are being offered. Other portfolios are sold pursuant to other offering documents.
        To date, the Fund's Board has authorized the creation of four series of shares. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. The Fund has the ability to create, from time to time, new portfolios without shareholder approval.
        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account. The Fund sends annual and semi-annual financial reports to all its shareholders.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561; in New York City, call 1-718-895-1206; outside the U. S. and
Canada, call 516-794-5452.
                                    Page 18

                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The New Jersey Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The New Jersey Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the New Jersey Portfolio's total assets, the Portfolio will not make any addition investments.

Forward Commitments _ The New Jersey Portfolio may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Portfolio consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES

CERTAIN TAX EXEMPT OBLIGATIONS -- The New Jersey Portfolio may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the New Jersey Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the New Jersey Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the New Jersey Portfolio will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS -- The New Jersey Portfolio may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the New Jersey Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed,
                                    Page 19

floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by the New Jersey Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the New Jersey Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the New Jersey Portfolio intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
TENDER OPTION BONDS -- The New Jersey Portfolio may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the New Jersey Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.
STAND-BY COMMITMENTS -- To the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax, the New Jersey Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the New
Jersey Portfolio obligates a broker, dealer or bank to repurchase, at the Portfolio's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The New Jersey Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The New Jersey Portfolio may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors.
ILLIQUID SECURITIES -- The New Jersey Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these secu-
                                    Page 20

rities, the New Jersey Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.
TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the New Jersey Portfolio's net assets) or for temporary defensive purposes, the New Jersey Portfolio may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the New Jersey Portfolio that are attributable to income earned by the Portfolio from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Portfolio's net assets be invested in Taxable Investments. If the New Jersey Portfolio purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the New Jersey Portfolio has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the Portfolio, in excess of 35% of the Portfolio's net assets may be invested in securities that are not exempt from State of New Jersey income tax. Under normal market conditions, the New
Jersey Portfolio anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information to which reference hereby is made.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 21
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                                    Page 22

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                                    Page 23

Basic New Jersey
Municipal Money
Market Portfolio



Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          127p010297
                                    Page 24





                    DREYFUS BASIC MUNICIPAL FUND, INC.
            DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
                  DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
              DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
         DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
                                  PART B
                   (STATEMENT OF ADDITIONAL INFORMATION)

                              JANUARY 2, 1997


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus BASIC Intermediate Municipal Bond Portfolio ("Intermediate Bond Portfolio"), Dreyfus BASIC Municipal Bond Portfolio ("Bond Portfolio") and Dreyfus BASIC Municipal Money Market Portfolio ("Money Market Portfolio") and the Prospectus of Dreyfus BASIC New Jersey Municipal Money Market Portfolio ("New Jersey Portfolio") (each, a "Portfolio") of Dreyfus BASIC Municipal Fund, Inc. (the "Fund"), each dated January 2, 1997, as each may be revised from time to time. To obtain a copy of the relevant Portfolio's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

                Call Toll Free 1-800-645-6561
                In New York City -- Call 1-718-895-1206
                Outside the U.S. and Canada -- Call 516-794-5452

          The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                                TABLE OF CONTENTS
                                                                 Page
Investment Objective and Management Policies . . . . . . . . . . B-2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . B-14
Management Agreement . . . . . . . . . . . . . . . . . . . . . . B-18
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . . B-20
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . B-21
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . B-22
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . B-25
Determination of Net Asset Value . . . . . . . . . . . . . . . . B-27
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . B-28
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . B-29
Performance Information. . . . . . . . . . . . . . . . . . . . . B-30
Information About the Fund . . . . . . . . . . . . . . . . . . . B-33
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . . . . . . . B-33
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . B-35
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . . . B-38
Financial Statements and Reports of Independent Auditors
  Money Market Portfolio . . . . . . . . . . . . . . . . . . . . B-46 to B-58
  New Jersey Portfolio . . . . . . . . . . . . . . . . . . . . . B-59 to B-65
  Intermediate Bond Portfolio  . . . . . . . . . . . . . . . . . B-66 to B-77
  Bond Portfolio . . . . . . . . . . . . . . . . . . . . . . . . B-78 to B-89

                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

          The following information supplements and should be read in conjunction with the sections in each Portfolio's Prospectus entitled "Description of the Portfolio(s)" and "Appendix."

Portfolio Securities

          Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended August 31, 1996 and, with respect to the New Jersey Portfolio, for the period December 1, 1995 to August 31, 1996, in each case computed on a monthly basis, was as follows:


Fitch              or    Moody's         or    Standard &
Investors                Investors             Poor's                              Percentage of Value
Service, L.P.            Service, Inc.         Ratings Group   Money Market   Intermediate     Bond       New Jersey
("Fitch")                ("Moody's")           ("S&P")         Portfolio      Bond Portfolio   Portfolio  Portfolio

F1+/F1                   MIG 1/VMIG 1,         SP-1+/SP-1,       90.9%            2.5%          5.6%         81.7%
                         P-1                   A-1+/A1
AAA/AA                   Aaa/Aa                AAA/AA             3.3%           30.0%         38.4%          2.4%
AA                       Aa                    AA                 -              22.0%         25.5%          -
A                        A                     A                  -              23.7%         14.5%          -
BBB                      Baa                   BBB                -              21.8%         11.1%          -
BB                       Ba                    BB                 -              -              2.0%          -
B                        B                     B                  -              -             -              -
Not Rated                Not Rated             Not Rated          5.8%(1)        -              2.9%(2)      15.9%(3)
                                                                ---------       --------      ---------     ---------
                                                                100.0%          100.0%        100.0%        100.0%
                                                                =========       ========      =========     =========


________________________________________________________
(1) Included in the Not Rated category are securities comprising 5.8% of the Money Market Portfolio's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG1/MIG1 rating category.


(2) Included in the Not Rated category are securities comprising 2.9% of the Bond Portfolio's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated: Baa/BBB (2.4%) and B/B (.5%).


(3) Included in the Not Rated category are securities comprising 15.9% of the New Jersey Portfolio's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the VMIG1/MIG1 rating category.


          The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal
Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

          Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal (upon not more than 30 days' notice in the case of the Money Market Portfolio and the New Jersey Portfolio (collectively, the "Short Term Portfolios") at any time or at specified intervals, which, in the case of the Short Term Portfolios, may not exceed 13 months. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Short Term Portfolios will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with a Short Term Portfolio providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by such Short Term Portfolio. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of the potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Accordingly, not more than 15% of the value of the net assets of the Intermediate Bond Portfolio or Bond Portfolio (collectively, the "Longer Term Portfolios"), or 10% in the case of a Short Term Portfolio, will be invested in lease obligations that are illiquid and in other illiquid securities.

          Neither Short Term Portfolio will purchase tender option bonds unless
(a) the demand feature applicable thereto is exercisable by such Portfolio within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Portfolio no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Short Term Portfolio will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Short Term Portfolios will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Short Term Portfolio otherwise will comply with the provisions of Rule 2a-7 in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the particular Short Term
Portfolio would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the security would be sold as soon as would be practicable.

           A Longer Term Portfolio will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Portfolio. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

          Ratings of Municipal Obligations. If, subsequent to being purchased by a Short Term Portfolio, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Fund's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause a Short Term Portfolio to take such action as it determines is in the best interest of a Short Term Portfolio and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions. Subsequent to being purchased by a Longer Term Portfolio, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such Municipal Obligations by a Longer Term Portfolio, but the Manager will consider such event in determining whether the Portfolio should continue to hold the Municipal Obligations.

          To the extent the ratings by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for Portfolio investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

          Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investment in such securities may have the effect of increasing the level of illiquidity in the Portfolio's investments during such period.

          Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

          Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

          Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio ability to dispose of the underlying securities.

Management Policies

          Derivatives. (Longer Term Portfolios only) Each Longer Term Portfolio may invest in Derivatives (as defined in the Longer Term Portfolios' Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Longer Term
Portfolio to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit each Longer Term Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as such Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          When required by the Securities and Exchange Commission, a Longer Term Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Longer Term Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Longer Term Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. Each Longer Term Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Longer Term Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Longer Term Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Longer Term Portfolio to substantial losses.

          Successful use of futures by a Longer Term Portfolio also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Longer Term Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, such Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances a Longer Term Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, in which case the Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each Longer Term Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting such Portfolio's ability otherwise to invest those assets.

Specific Futures Transactions. Each Longer Term Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each Longer Term Portfolio may purchase and write (i.e., sell) call or put options with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

          Successful use by a Longer Term Portfolio of options will be subject to the Manager's ability to predict correctly movements in interest rates.
To the extent the Manager's predictions are incorrect, the Portfolio may incur losses.

          Future Developments. (Longer Term Portfolios only) Each Longer Term Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by a Longer Term Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for such Portfolio. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Longer Term Portfolios' Prospectus or this Statement of Additional Information.

          Lending Portfolio Securities. (Longer Term Portfolios only) In connection with its securities lending transactions, a Longer Term Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received from securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Longer Term Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(3) the Longer Term Portfolio must be able to terminate the loan at any time; (4) the Longer Term Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Longer Term Portfolio may pay only reasonable custodian fees in connection with the loan.

          Short Selling. (Longer Term Portfolios only). Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short, or (b) otherwise cover its short position.

          Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Investment Considerations and Risks

          Lower Rated Bonds.   This section applies only to the Longer Term
Portfolios. Lower rated bonds as described herein are not eligible investments for the Short Term Portfolios. Each Longer Term Portfolio is permitted to invest in securities rated Ba by Moody's and BB by S&P or Fitch (collectively, the "Rating Agencies") and as low as the lowest rating assigned by the Rating Agencies. Such bonds, though higher yielding, are characterized by risk. See "Description of the Portfolios--Investment Considerations and Risks--Lower Rated Bonds" and "Appendix--Certain Portfolio Securities--Ratings" in the Longer Term Portfolios' Prospectus for a discussion of certain risks and "Appendix B" for a general description of Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Longer Term Portfolio will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


          Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Longer Term Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Longer Term Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

          Each Longer Term Portfolio may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Neither Longer Term Portfolio has any arrangements with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, in which each Longer Term Portfolio may invest up to 5% of its total assets. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Longer Term Portfolio may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

          Investing in New Jersey Municipal Obligations. (New Jersey Portfolio only) Investors in the New Jersey Portfolio should consider carefully the special risks inherent in the New Jersey Portfolio's investment in New
Jersey Municipal Obligations. These risks result from the financial condition of the State of New Jersey. If there should be a default or other financial crisis relating to the State of New Jersey or an agency of municipality thereof, the market value and marketability of outstanding New Jersey Municipal Obligations in the New Jersey Portfolio and interest income to the Fund could be adversely affected. Although New Jersey enjoyed a period of economic growth in the mid-1980s, the State's economy slowed down well before the onset of the national recession which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995. In July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+. Investors in the New Jersey Portfolio should review "Appendix A" which sets forth these and other risk factors.

Investment Restrictions

          Money Market Portfolio only. The Money Market Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board members at any time. The Money Market Portfolio may not:


          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus for the Portfolio.

          2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments.

          3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

          4.  Sell securities short or purchase securities on margin.

          5. Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein.

          7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus for the Portfolio.

          8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          9.  Invest in companies for the purpose of exercising control.

          10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of its net assets would be so invested.

                                *      *      *

          Intermediate Bond Portfolio, Bond Portfolio and New Jersey Portfolio. Each Longer Term Portfolio and the New Jersey Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. None of these Portfolios may:

          1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Portfolio from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          4. Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

          7. Purchase securities on margin, but the Portfolio may take margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Portfolio's Prospectus.

          9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

          11. Purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and Statement of Additional Information.

          12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature as described in the Portfolio's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% (10% in the case of the New Jersey Portfolio) of its net assets would be so invested.

          13. Invest in companies for the purpose of exercising control.

                             *      *      *

          For purposes of Investment Restriction No. 8 with respect to the Money Market Portfolio, and Investment Restriction No. 1 with respect to each other Portfolio, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.

                      MANAGEMENT OF THE FUND

          Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board for various funds in the Dreyfus Family of Funds. He is Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns and home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, Simmons Outdoor Corporation, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is c/o Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10021.


*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
          Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.

SAMUEL CHASE, Board Member.  Since 1982, President of Samuel Chase &
          Company, Ltd., an economic consulting firm. He is 64 years old and his address is 4410 Massachusetts Avenue, N.W., Suite 408, Washington, D.C. 20016.

GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 55 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member.  Senior Vice President of the William Morris
          Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House-Adult Trade Division; from September 1985 to September 1987, President of Simon and Schuster-Trade Division. She is 54 years old and her address is 1325 Avenue of the Americas, New York, New York 10019.

ARNOLD S. HIATT, Board Member.  Chairman of The Stride Rite Foundation.
          From 1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multi-divisional footwear manufacturing and retailing company. Mr. Hiatt is also a director of The Cabot Corporation. He is 69 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.

DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
          1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of Bionaire, Inc. and Intercostal Health Systems, Inc. He is 73 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

BURTON N. WALLACK, Board Member. President and co-owner of Wallack
          Management Company, a real estate management company managing real estate in the New York City area. He is 45 years old and his address is 18 East 64th Street, New York, New York 10021.

          For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


          The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended August 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                                          Total Compensation
                                                          From Fund and
                              Aggregate                   From Fund Complex
Name of Board                 Compensation From           Paid to Board
 Member                       Fund*                       Member

Joseph S. DiMartino           $ 2,813                     $ 448,618 (93)

David W. Burke                $ 2,250                     $ 253,654 (52)

Samuel Chase                  $ 2,250                     $  54,250 (13)

Gordon J. Davis               $ 2,250                     $  76,575 (24)

Joni Evans                    $ 2,000                     $  46,750 (13)

Arnold S. Hiatt               $ 2,000                     $  50,500 (13)

David J. Mahoney              $ 1,750                     $  47,250 (13)

Burton N. Wallack             $ 2,250                     $  54,250 (13)
_____________________

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $282 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
          Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
          General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 31 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
          Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
          President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
          Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant
          Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
          President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.

MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. He is 27 years old.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

          The Fund's Board members and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on December 18, 1996.


          No person is known by the Fund to holders of record of 5% or more of a Portfolio's outstanding shares on December 18, 1996:



                         MANAGEMENT AGREEMENT

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "Management of the Fund."

          The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders of each Portfolio (other than the New Jersey Portfolio) on August 2, 1994. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on October 16, 1996 with respect to the New Jersey Portfolio, and on July 24, 1996 with respect to each other Portfolio. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


          The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Mary Beth Leibig, Vice President--Human Resources; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

          The Manager manages each Portfolio's investments in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Douglas J.
Gaylor, Karen M. Hand, Stephen C. Kris, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the Board meeting subsequent to such transactions.

          The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

          The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of each Short Term Portfolio's average daily net assets, and .60 of 1% of the value of each Longer Term Portfolio's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal year ended August 31, 1994, no management fee was paid by the Fund with respect to the Money Market
Portfolio pursuant to undertakings by the Manager. For the fiscal years ended August 31, 1995 and 1996, the management fees payable by the Fund with respect to the Money Market Portfolio amounted to $5,219,151 and $4,972,635, respectively, which amounts were reduced by $4,674,468 and $2,153,580, pursuant to an undertaking by the Manager, resulting in net fees paid by the Money Market Portfolio for such fiscal years of $544,683 and $2,819,055, respectively.
For the periods May 5 and May 6, 1994 (commencement of operations of the Intermediate Bond Portfolio and Bond Portfolio, respectively) through August
31, 1994, and for the fiscal year ended August 31, 1995, no management fee was paid by the Fund with respect to either Longer Term Portfolio, pursuant to separate undertakings by the Manager. For the fiscal year ended August
31, 1996, the management fee payable by the Fund with respect to Intermediate Bond Portfolio and Bond Portfolio, amounted to $267,142 and $291,587, respectively, which amounts were reduced by $203,943 and $252,220 pursuant to an undertaking by the Manager, resulting in net fees paid by the Intermediate Bond Portfolio and Bond Portfolio for such fiscal year of $63,199 and $39,367, respectively. For the period December 1, 1995 (commencement of operations of the New Jersey Portfolio) to August 31, 1996, no management fee was paid by the Fund with respect to the New Jersey
Portfolio pursuant to an undertaking by the Manager.

          As to each Portfolio, the Manager has agreed that if in any fiscal year the aggregate expenses of such Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Portfolio's net assets increases.


                          SHAREHOLDER SERVICES PLAN

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "Shareholder Services Plan."

          The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund, with respect to each Portfolio, reimburses Dreyfus
Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts.

          A quarterly report of the amounts expended under the Plan, with respect to each Portfolio, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

          For the fiscal year ended August 31, 1996, $507,804 was chargeable to the Money Market Portfolio, $32,369 was chargeable to the Intermediate Bond Portfolio, $65,177 was chargeable to the Bond Portfolio and for the period December 1, 1995 to August 31, 1996, $5,000 was chargeable to the New Jersey Portfolio under the Plan.


                            PURCHASE OF SHARES

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "How to Buy Shares."

          The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

          Using Federal Funds. The following information is applicable to the Short Term Portfolios only. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase shares of a Short Term Portfolio is paid for other than in Federal Funds, the securities dealer, bank or other financial institution acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of shares of a Short Term Portfolio placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including
Federal Funds, is received by the Transfer Agent.

          Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers which may charge a nominal transaction fee for such services. Some dealers will place Portfolio shares in an account with their firm. Dealers also may require that the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

          There is no sales charge by the Fund or the Distributor, although securities dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services, including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase Portfolio shares directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

          Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order.
Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Portfolio shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

          Reopening an Account. An investor may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                          REDEMPTION OF SHARES

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "How to Redeem Shares."

          Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $1,000 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. An investor will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor's account and paid to the Transfer Agent. Ordinarily, the Fund will initiate payment for shares of a Short Term Portfolio redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise, and with respect to all Longer Term Portfolio shares redeemed pursuant to this Privilege, the Fund will initiate payment on the next business day. Redemption proceeds ($ 5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

          Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                          Transfer Agent's
         Transmittal Code                 Answer Back Sign

            144295                        144295 TSSG PREP

          Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

          Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. Investors will be charged a $5.00 fee for each redemption made pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

          Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

          Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York
Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                               SHAREHOLDER SERVICES

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "Shareholder Services."

          Fund Exchanges. Shares of other Portfolios of the Fund or other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

          To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. Investors will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from the investor's account and paid to the Transfer Agent. Exchanges out of the Fund pursuant to the Exchange
Privilege are limited on a per Portfolio basis to four per calendar year.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

          The Fund Exchanges service is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.

          Dreyfus Dividend Sweep. (New Jersey Portfolio only) Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the New Jersey Portfolio in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                   DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "How to Buy Shares."

          Amortized Cost Pricing. The information contained in this section is applicable only to each Short Term Portfolio. The valuation of each Short
Term Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

          The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Short Term Portfolios' investors, procedures reasonably designed to stabilize each Portfolio's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of each Short Term Portfolio's portfolio holdings by the Fund's Board at such intervals as it deems appropriate, to determine whether such Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Fund's Board. The Service values each Short Term Portfolio's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

          The extent of any deviation between a Short Term Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider what actions, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

          Valuation of Portfolio Securities.  The information contained in this section is applicable to each Longer Term Portfolio only. The investments of each Longer Term Portfolio are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Portfolio's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Portfolio shares.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "Dividends, Distributions and Taxes."

          In the case of a Short Term Portfolio's shares redeemed in connection with any exchange or redemption fees, a shareholder will recognize a capital loss in the amount of the fee paid. In the case of Longer Term Portfolio's shares redeemed in connection with any exchange or redemption fees, such fees will either decrease a capital gain or increase a capital loss realized in such disposition. In general, such loss will be treated as a short-term capital loss if the shares were held for one year or less, or, in the case of shares held for greater than one year, a long-term capital loss.

          The Internal Revenue Code of 1986, as amended (the "Code"), provides that if a shareholder has not held his Fund shares for more than six months (or such shorter time as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by the Longer Term Portfolio from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, such futures and options remaining unexercised at the end of a Longer Term Portfolio's taxable year will be treated as sold for their fair market value, resulting in additional gain or loss to a Longer Term Portfolio characterized in the manner described above.

          Offsetting positions held by a Longer Term Portfolio involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256.
As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

          If a Longer Term Portfolio were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by
Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the "straddle" rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the "straddle" and "conversion transaction" rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized to short-term capital gains or ordinary income.

          Investment by the Longer Term Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Longer Term Portfolio could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualifications as a regulated investment company. In that case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                         PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by a Portfolio for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any Portfolio to date.

          Transactions are allocated to various dealers by a Portfolio's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

          Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising a Portfolio. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                             PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in the New Jersey Portfolio's Prospectus entitled "Yield Information" or in each other Portfolio's Prospectus entitled "Performance Information."

Money Market Portfolio. For the seven-day period ended August 31, 1996, the Money Market Portfolio's yield was 3.18% and effective yield was 3.23%. See "Management of the Fund" in the Portfolio's Prospectus.


          Based upon the highest 1996 Federal income tax rate of 39.6%, the Money Market Portfolio's tax equivalent yield for the seven-day period ended August 31, 1996 was 5.26%.


New Jersey Portfolio. For the seven-day period ended August 31, 1996, the New Jersey Portfolio's yield was 3.20% and effective yield was 3.25%. These yields reflect the waiver of a portion of the management fee and the absorption of certain expenses by the Manager, without which the New Jersey Portfolio's seven-day and effective yield for the period ended August 31, 1996 would have been 2.95% and 2.99%, respectively. See "Management of the Fund" in the Portfolio's Prospectus.


          Based upon the highest combined 1996 Federal and New Jersey income tax rate of 43.45%, the New Jersey Portfolio's tax equivalent yield for the seven-day period ended August 31, 1996 was 5.66%. Without the waiver of the portion of the management fee and absorption of certain expenses then in effect, the New Jersey Portfolio's tax equivalent yield for the seven-day period ended August, 1996 would have been 5.22%. These figures reflect a 39.6% Federal income tax rate and a 6.37% New Jersey income tax rate.


          Longer Term Portfolios. The Intermediate Bond Portfolio's yield for the 30-day period ended August 31, 1996 was 5.25%. The Bond Fund's yield for the 30-day period ended August 31, 1996 was 5.77%. These yields reflect the waiver of the management fee and absorption of expenses by the Manager, without which the Intermediate Bond Portfolio's yield for the 30-day period ended August 31, 1996 would have been 4.80% and the Bond Portfolio's yield for the 30-day period ended August 31, 1996 would have been 5.32%. See "Management of the Fund" in the Portfolios' Prospectus.


          Based upon the highest 1996 Federal income tax rate of 39.6%, the Intermediate Bond Portfolio's and Bond Portfolio's tax equivalent yield for the 30-day period ended August 31, 1996 was 8.69% and 9.55%, respectively. Without the waiver discussed above then in effect, the Intermediate Bond Portfolio's and Bond Portfolio's tax equivalent yield for the 30-day period ended August 31, 1996 would have been 7.95% and 8.81%, respectively.


          For the one-year period ended August 31, 1996, and for the period May 5, 1994 through August 31, 1996, the average annual total return of the Intermediate Bond Portfolio was 4.07% and 6.57%, respectively. For the one-year period ended August 31, 1996, and for the period May 6, 1994 through August 31, 1996, the average annual total return of the Bond Portfolio was 6.17% and 8.07%, respectively. Without the waiver discussed above then in effect, returns would have been lower.

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          For the period May 5, 1994 through August 31, 1996, the total return of the Intermediate Bond Fund was 15.99%. For the period from May 6, 1994 through August 31, 1996, the total return for the Bond Portfolio was 19.73%. Without the waiver discussed above them in effect, returns would have been lowered.

          Total return is calculated by subtracting the amount of the Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          Computation of Yield. Current yield for a Short Term Portfolio is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Current yield for a Longer Term Portfolio is computed pursuant to a formula which operates as follows: the amount of the Portfolio's expenses accrued for a 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by it during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          All Portfolios. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt.

          The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent figure, however, does not include the potential effect of any state (except with respect to the New Jersey Portfolio) or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in a Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Portfolio's price per share is determined.

          From time to time, a Portfolio may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Portfolio's past or future performance.

          From time to time, advertising materials for a Portfolio also may refer to or discuss then current or past economic conditions, developments, and/or events, to actual or proposed legislation or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for a Portfolio may refer to Morningstar, Inc. ratings and related analysis supporting the ratings. In addition, advertising materials for a Portfolio may, from time to time include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

          The following information supplements and should be read in conjunction with the section in each Portfolio's Prospectus entitled "General Information."

          Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to have been affectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

          The Fund sends annual and semi-annual financial statements to shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL,
                           AND INDEPENDENT AUDITORS

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through August 31, 1996, the Fund paid the Transfer Agent, with respect to the Money Market Portfolio, Intermediate
Bond Portfolio, Bond Portfolio and New Jersey Portfolio $40,173, $1,170,
$6,145 and $3,054, respectively.

          The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.

          Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which portfolio securities are to be purchased or sold by the Fund.

          Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectuses.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                                  APPENDIX A

          This Appendix A relates to the New Jersey Portfolio only.

RISK FACTORS -- INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS.



          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

          New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceutical, electrical equipment and instruments, machinery, printing and food products. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

          While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,445,000 in 1992. This loss has been followed by an employment gain of 176,400 from May 1992 to October 1995, a recovery of 67% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.

          Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to an average of 6.4% during 1995. Despite an increase reported in December 1995, the annualized unemployment rate remained 6.4% for the fourth quarter of 1995.

          The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Sales and Use Tax collections for Fiscal Year 1996 as $4.310 billion, a 4.3% increase from Fiscal Year 1995 revenue. The Fiscal Year 1997 estimate of $4.403 billion, is a 2.2% increase from the Fiscal Year 1996 estimate.

          The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Gross Income Tax collections for Fiscal Year 1996 of $4.547 billion, a 0.2% increase from Fiscal Year 1995 revenue. Included in the Fiscal Year 1995 revenue is a 5% reduction of personal income tax rates effective January 1, 1994 and a further 10% reduction of personal income tax rates effective January 1, 1995 (on joint income under $80,000). The estimate for fiscal year 1997 as shown in the Governor's Fiscal Year 1997 Budget Message of $4.610 billion, is a 1.4% increase from the Fiscal Year 1996 estimate. Included in the Fiscal Year 1996 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80,000).

          The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Corporation Business Tax collections for Fiscal Year 1996 of $1,198 million, a 10.4% increase from Fiscal Year 1995 revenue. Included in the Corporation Business Tax forecast is a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income. The Fiscal Year 1997 forecast as shown in the Governor's Fiscal 1997 Budget Message of $1.210 billion, represents a 1.0% increase from the Fiscal Year 1996 estimate.

          The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Other Miscellaneous Taxes, Fees and Revenues collections for Fiscal Year 1996 as $1.514 billion, a decrease from fiscal year 1995 revenue.

          The Fiscal Year 1996 revised estimates anticipate that the Legislature will enact a Tax Amnesty program. It is estimated that a 90-day tax amnesty will yield $70 million.

          Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

          The State appropriated approximately $15.439 billion and $16.109 billion for Fiscal 1995 and 1996, respectively. Of the $16.189 billion appropriated in Fiscal Year 1996 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $6.447 billion (40.0%) is appropriated for State aid to local governments, $3.746 billion (23.3%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $5.233 billion (32.5%) for Direct State services, $466.3 million (2.9%) for debt service on State general obligation bonds and $217.1 million (1.3%) for capital construction.

          Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for Fiscal Year 1996 and for Fiscal Year 1997 reflect the amounts contained in the Governor's Fiscal Year 1997 Budget Message.

          The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1993 through 1996 in the amounts of $444.3 million, $119.9 million, $103.6 million and $466.3 million, respectively. The Governor's Fiscal Year 1997 Budget Message for Fiscal Year 1997 includes an appropriation in the amount of $463.1 million for principal and interest payments for general obligation bonds.

                                  APPENDIX B

          Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                  AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                  AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                  A

          Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

          General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                  BBB

          Of the investment grade, this is the lowest.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                             BB, B, CCC, CC

          Debt rated BB, B, CCC or CC is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                  BB

          Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                  B

          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                  CCC

          Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                  CC

          The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                  C

          The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                  D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


          S&P's letter ratings may be modified by the addition of a plus or minus sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Municipal Note Ratings

                                  SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) sign designation.

                                  SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

          The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Moody's

Municipal Bond Ratings
                                  Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                  Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                  A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                  Baa

          Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                  Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                  B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                  Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                  Ca

          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                  C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



          Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories
Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.


                             MIG 1/VMIG 1

          This description denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


                             MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Commercial Paper Rating

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                  AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                  AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                  A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                  BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                  BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                  B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                  CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                  CC

          Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                  C

          Bonds rated C are in imminent default in payment of interest or principal.

                             DDD, DD and D

          Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                  F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                  F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                  F-2

          Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and
F-1 categories.




DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                AUGUST 31, 1996
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                        AMOUNT        VALUE
                                                                                                 ____________  _____________
ALABAMA-3.3%
Alabama Industrial Development Authority, SWDR, VRDN (Pine City Fiber Co.
Project)
    3.60% (LOC; Barclays Bank) (a,b)........................................                    $  20,000,000  $ 20,000,000
Phenix City Industrial Development Board, Environmental Improvement Revenue,
VRDN
    (Mead Coated Board Project) 3.75%, Series A (LOC; Sumitomo Bank) (a,b)..                        6,000,000     6,000,000
CALIFORNIA-10.3%
California Higher Education Loan Authority Inc., Student Loan Revenue, VRDN
    3.50%, Series C (LOC; Student Loan Marketing Association) (a,b).........                       10,000,000    10,000,000
California Pollution Control Finance Authority, RRR, Refunding, VRDN
    (Ultra Power Malaga) 3.55%, Series A (LOC; Bank of America) (a,b).......                       10,100,000    10,100,000
California Public Capital Improvement Financing Authority, Revenue (Pooled
Project)
    3.65%, Series C, 9/16/96 (LOC; National Westminster Bank) (b)...........                       10,000,000    10,000,000
California School Cash Reserve Program Authority
    4.75%, Series A, 7/2/97 (Insured; MBIA).................................                       17,000,000    17,122,669
City of Los Angeles, TRAN 4.50%, 6/19/97....................................                       18,700,000    18,774,607
State of California, RAN 4.50%, Series A, 6/30/97...........................                       16,000,000    16,067,471
COLORADO-2.7%
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
    3.45%, Series A (LOC; Student Loan Marketing Association) (a,b).........                       15,000,000    15,000,000
Denver Urban Renewal Authority, Tax Increment Revenue (Downtown Denver
Renewal)
    4%, Series A, 1/30/97 (Escrowed in; U.S. Treasury Bills)................                        6,260,000     6,260,000
DELAWARE-.3%
Delaware Health Facilities Authority, Revenue, Pooled Loan Program, VRDN
    3.45% (BPA; Morgan Guaranty Trust Co. and Insured; MBIA) (a)............                        2,600,000     2,600,000
DISTRICT OF COLUMBIA-.6%
District of Columbia, VRDN (General Fund Recovery)
    3.65%, Series B-1 (LOC; Union Bank of Switzerland) (a,b)................                        5,000,000     5,000,000
FLORIDA-3.6%
Dade County, Water and Sewer Systems Revenue, VRDN
    3.35% (LOC; Comerica Bank) (a,b)........................................                        6,000,000     6,000,000
Hillsborough County Industrial Development Authority, PCR, VRDN
    (Tampa Electric Co. Project) 3.70% (Corp. Guaranty; Tampa Electric Co.) (a)                     4,700,000     4,700,000
Putnam County Development Authority, PCR (Seminole Electric Co-op)
    3.55%, Series D, 12/15/96 (Corp. Guaranty; National Rural Utility Co-op)                       12,585,000    12,585,000
Saint Lucie County, SWDR, VRDN (Florida Light & Power Co. Project)
    3.70% (Corp. Guaranty; Florida Light & Power Co.) (a)...................                        5,300,000     5,300,000
GEORGIA-7.0%
Fulton County, TAN 4%, 12/31/96.............................................                       28,000,000    28,040,599

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
                                                                                              PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            AMOUNT             VALUE
                                                                                             ______________    ____________
GEORGIA (CONTINUED)
Rockdale County Development Authority, Industrial Revenue, VRDN
    (Liochem Inc. Project) 4% (LOC; Sanwa Bank) (a,b).......................                   $    8,000,000  $  8,000,000
Savannah Economic Development Authority, Exempt Facility Revenue, VRDN
    (Home Depot Project) 3.65%, Series A (Corp. Guaranty; Home Depot) (a)...                       20,000,000    20,000,000
INDIANA-5.1%
Indiana Bond Bank, Advanced Funding, 4.25%, Series A-2, 1/9/97..............                       20,000,000    20,051,621
Indiana Bond Bank Reassessment Assistance Program, 4.50%, Series B, 1/30/97.                       13,400,000    13,432,300
Indiana Secondary Market Educational Loans Inc., Education Loan Revenue, VRDN
    3.55%, Series B (Insured; AMBAC and LOC; Student Loan Marketing
Association) (a,b)..........................................................                        7,000,000     7,000,000
IOWA-2.8%
Iowa School Corporation, Warrant Certificates (School Cash Anticipation
Program)
    4.25%, Series B, 1/30/97 (Insured; FSA).................................                        7,425,000     7,450,227
Louisa County, PCR, Refunding, VRDN (Midwest Power System Inc. Project) 3.55% (a)                  14,900,000    14,900,000
KANSAS-.6%
Butler County, Solid Waste Disposal Facilities Revenue, VRDN
    (Texaco Refining and Marketing) 3.70%, Series A (Corp. Guaranty; Texaco Oil) (a)                5,700,000     5,700,000
KENTUCKY-4.2%
City of Carroll, Collateralized Solid Waste Disposal Facilities Revenue, VRDN
    (Utilities Co. Project) 3.65%, Series A (a).............................                       23,700,000    23,700,000
Morgantown, IDR (Sumitomo Electric Wire System)
    3.75%, 10/1/96 (LOC; Sumitomo Bank) (b).................................                       10,000,000    10,000,000
LOUISIANA-6.5%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge
Projects)
    4.15% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)                       13,400,000    13,400,000
Plaquemines Parish, Environmental Revenue, Refunding, VRDN
    (British Petroleum Exploration and Oil) 3.70% (Corp. Guaranty; British
Petroleum) (a)..............................................................                       12,200,000    12,200,000
Plaquemines Port, Harbor and Terminal District, Port Facilities Revenue
    (International Marine Terminal Project)
    3.25%, Series A, 3/17/97 (LOC; Morgan Guaranty Trust Co.) (b)...........                        9,875,000     9,875,000
West Baton Rouge Parish Industrial District Number 3, Revenue, VRDN
    (Dow Chemical Co. Project)
    3.70%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)..................                       16,600,000    16,600,000
MICHIGAN-1.1%
Grand Rapids Economic Development Corporation, Revenue, VRDN
    (Amway/Grand Plaza Hotel Facility #1) 3.45% (LOC; Old Kent Bank and
Trust) (a,b)................................................................                        4,000,000     4,000,000
Michigan Higher Education Student Loan Authority, Revenue, VRDN
    3.45%, Series XII-F (Insured; AMBAC and Liquidity Agreement; Sumitomo Bank) (a)                 5,000,000     5,000,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
                                                                                                 PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                AMOUNT           VALUE
                                                                                                _____________  ____________
MINNESOTA-2.0%
Minnesota Higher Education Coordinating Board, Revenue, VRDN
    3.70% (LOC; Norwest Bank of Minnesota) (a,b)............................                    $  16,000,000  $ 16,000,000
MISSOURI-1.2%
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding,
VRDN
    3.75%, Series B (Insured; MBIA and SBPA; NMB Post Bank Group) (a).......                        9,500,000     9,500,000
NEBRASKA-1.9%
Nebraska Investment Finance Authority, Single Family Housing Revenue
    3.85%, Series C, 5/1/97 (LOC; Federal Farm Credit Bank) (b).............                       15,000,000    15,000,000
NEVADA-2.8%
Washoe County, Water Facility Revenue, VRDN (Sierra Pacific Power Co.
Project)
    3.65% (LOC; Union Bank of Switzerland) (a,b)............................                       22,100,000    22,100,000
NEW JERSEY-1.6%
Monmouth County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program) 3.30% (LOC; Union Bank of Switzerland)
(a,b)......................................................                                         3,000,000     3,000,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3%, Series D (Insured; FGIC and LOC; Societe Generale) (a,b)............                        9,800,000     9,800,000
OHIO-6.5%
Cincinnati City School District Board, BAN 4.40%, 9/20/96...................                       17,730,000    17,733,535
Ohio Housing Financing Agency, Mortgage Revenue:
    3.40%, Series A-3, 3/3/97 (GIC; American Insurance Group)...............                       18,000,000    18,000,000
    4%, Series B-3, 8/13/97 (GIC; Trinity Fund Corp.).......................                       13,000,000    13,000,000
Student Loan Funding Corporation, Student Loan Revenue, VRDN
    3.45%, Series A-3 (LOC; National Westminster Bank) (a,b)................                        3,400,000      3,400,000
OKLAHOMA-1.3%
Holdenville Industrial Authority, Correctional Facility Revenue, VRDN
    3.55% (LOC; First Union National Bank) (a,b)............................                       10,000,000    10,000,000
PENNSYLVANIA-3.4%
Cambria County Hospital Development Authority, HR (Mercy Hospital Johnstown Project)
    4.25%, 3/1/97 (LOC; Bank of Tokyo-Mitsubishi) (b).......................                        8,230,000     8,230,000
Delaware Valley Regional Finance Authority, Local Government Revenue, VRDN
    3.50%, Series D (LOC; Marine Midland Bank) (a,b)........................                       10,300,000    10,300,000
Pennsylvania Energy Development Authority, Energy Development Revenue, VRDN
    (B & W Ebensburg Project) 3.45% (LOC; Swiss Bank Corp.) (a,b)...........                        8,500,000     8,500,000
RHODE ISLAND-1.0%
Rhode Island Student Loan Authority, Student Loan Revenue, VRDN
    3.50%, Series 1 (LOC; National Westminster Bank) (a,b)..................                        8,000,000     8,000,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                 AMOUNT           VALUE
                                                                                             _______________   ____________
TENNESSEE-1.2%
Tennessee Housing Development Agency (Homeowner Program)
    3.85%, 5/29/97 (Escrowed in; U.S. Treasury Securities)..................                    $  10,000,000  $  9,985,437
TEXAS-20.5%
Brazos River Authority, PCR, VRDN (Utilities Electric Co.):
    3.65%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)..................                       15,000,000    15,000,000
    Refunding 3.70%, Series C (LOC; Swiss Bank Corp.) (a,b).................                       15,000,000    15,000,000
Brazos River Harbor Navigation District, Harbor Revenue, VRDN
    (Dow Chemical Co. Project) 3.70% (Corp. Guaranty; Dow Chemical Co.) (a).                       22,300,000    22,300,000
El Paso Industrial Development Authority Inc., IDR, VRDN
    (El Paso School District Limited Project) 3.70% (LOC; Chemical Bank) (a,b)                      3,600,000     3,600,000
Gulf Coast Industrial Development Authority, VRDN:
    Marine Terminal Revenue (Amoco Oil Co. Project)
      3.65% (Corp. Guaranty; Amoco Credit Corp.) (a)........................                       34,700,000    34,700,000
    SWDR (Citgo Petroleum Corp. Project) 3.70% (LOC; Wachovia Bank of Georgia) (a,b)                9,100,000     9,100,000
Gulf Coast Waste Disposal Authority, PCR, VRDN (Amoco Oil Co. Project) SWDR,
    Refunding 3.65% (Corp. Guaranty; Amoco Credit Corp.) (a)................                       10,000,000    10,000,000
North Texas Higher Education Authority Inc., Student Loan Revenue, Refunding,
VRDN
    3.55%, Series A (LOC; Student Loan Marketing Association) (a,b).........                       10,500,000    10,500,000
Panhandle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
    3.45%, Series A (LOC; Student Loan Marketing Association) (a,b).........                       26,000,000    26,000,000
Port Development Corporation, IDR, VRDN (Pasadena Terminals Project)
    3.75% (LOC; ABN-Amro Bank) (a,b)........................................                        2,420,000     2,420,000
State of Texas, TRAN 4.75%, 8/29/97.........................................                       15,000,000    15,114,418
UTAH-4.4%
Intermountain Power Agency, Power Supply:
    3.93%, Series E, 6/16/97 (LOC; Morgan Guaranty Trust Co.) (b)...........                       10,000,000    10,000,000
    3.55%, Series E, 9/16/96 (LOC; Swiss Bank Corp.) (b)....................                       10,000,000    10,000,000
    CP 3.65%, Series E, 10/17/96 (LOC; Bank of America) (b).................                       10,400,000    10,400,000
Utah Board of Regents, Student Loan Revenue, Refunding, VRDN
    3.55%, Series A (LOC; Student Loan Marketing Association) (a,b).........                        5,000,000     5,000,000
VIRGINIA-2.2%
Richmond Industrial Development Authority, VRDN (Cogentrix of Richmond
Project):
    Exempt Facility Revenue 4%, Series A (LOC; Banque Paribas) (a,b)........                        3,400,000     3,400,000
    Revenue:
      4%, Series A (LOC; Banque Paribas) (a,b)..............................                        8,300,000     8,300,000
      4%, Series B (LOC; Banque Paribas) (a,b)..............................                        6,000,000     6,000,000
WISCONSIN-1.0%
State of Wisconsin, Operating Notes 4.50%, 6/16/97..........................                        8,060,000     8,095,502

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
                                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                 AMOUNT          VALUE
                                                                                                _____________  _____________
WYOMING-.9%
Uinta County, PCR (Amoco Standard Oil Co.) 3.98%, Series A, 12/1/96.........                   $    7,455,000  $  7,458,911
                                                                                               _______________ _____________
TOTAL INVESTMENTS (cost $799,793,360).......................................                                   $799,797,297
                                                                                                               ============


SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                         Insurance Corporation
BPA           Bond Purchase Agreement                            PCR     Pollution Control Revenue
CP            Commercial Paper                                   RAN     Revenue Anticipation Notes
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
GIC           Guaranteed Investment Contract                     SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   TAN      Tax Anticipation Notes
IDR           Industrial Development Revenue                     TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
----------                         --------                       ------------------                  -------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)                        92.8%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                                   3.7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                                3.5
                                                                                                            _________
                                                                                                             100.0%
                                                                                                            =========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At August 31, 1996, 47.7% of the Series' net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Board of Directors to be of comparable quality to those rated securities in which the Series may invest.


See notes to financial statements.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                      AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $799,793,360)-see statement.....................................                                   $799,797,297
    Interest receivable.....................................................                                      5,766,346
    Prepaid expenses........................................................                                         35,218
                                                                                                               ___________
                                                                                                                805,598,861
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                     $   243,718
    Due to Custodian........................................................                       1,066,733
    Accrued expenses and other liabilities..................................                          31,379      1,341,830
                                                                                                ___________
NET ASSETS  ................................................................                                   $804,257,031
                                                                                                               ============
REPRESENTED BY:
    Paid-in capital.........................................................                                   $804,368,262
    Accumulated net realized (loss) on investments..........................                                       (115,168)
    Accumulated gross unrealized appreciation on investments................                                          3,937
                                                                                                               ____________
NET ASSETS at value applicable to 804,368,262 shares outstanding
    (3 billion shares of $.001 par value Common Stock authorized)...........                                   $804,257,031
                                                                                                               ============
NET ASSET VALUE, offering and redemption price per share
    ($804,257,031 / 804,368,262 shares).....................................                                         $1.00
                                                                                                               ============


See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS                                                                          YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                    $37,514,646
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $4,972,635
      Shareholder servicing costs-Note 2(b).................................                         619,017
      Registration fees.....................................................                          80,030
      Professional fees.....................................................                          77,745
      Custodian fees........................................................                          77,482
      Directors' fees and expenses-Note 2(c)................................                          15,772
      Prospectus and shareholders' reports..................................                          12,538
      Miscellaneous.........................................................                          45,229
                                                                                                 ___________
          TOTAL EXPENSES....................................................                       5,900,448
      Less-reduction in management fee due to undertakings-Note 2(a)........                       2,153,580
                                                                                                 ___________
          NET EXPENSES......................................................                                      3,746,868
                                                                                                               ____________
          INVESTMENT INCOME-NET.............................................                                     33,767,778
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 1(b)............................                    $    (23,748)
    Net unrealized appreciation on investments..............................                           3,937
                                                                                                _____________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                        (19,811)
                                                                                                               _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $33,747,967
                                                                                                               =============



See notes to financial statements.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   YEAR ENDED AUGUST 31,
                                                                                      ------------------------------------------
                                                                                              1995                  1996
                                                                                      ----------------       --------------------
OPERATIONS:
    Investment income-net.............................................               $      38,916,102        $      33,767,778
    Net realized (loss) on investments................................                         (37,281)                 (23,748)
    Net unrealized appreciation on investments for the year...........                          --                        3,937
                                                                                      ____________________    __________________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                      38,878,821               33,747,967
                                                                                      ____________________    __________________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................                     (38,916,102)             (33,767,778)
                                                                                      ____________________    __________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................                   1,715,223,924            1,301,637,332
    Dividends reinvested..............................................                      36,684,023               31,816,712
    Cost of shares redeemed...........................................                  (1,679,813,715)          (1,628,610,840)
                                                                                      ____________________    __________________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                     72,094,232             (295,156,796)
                                                                                      ____________________    __________________
          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                      72,056,951             (295,176,607)
NET ASSETS:
    Beginning of year.................................................                   1,027,376,687            1,099,433,638
                                                                                      ____________________    __________________
    End of year.......................................................                 $ 1,099,433,638         $    804,257,031
                                                                                      =====================   ===================


See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated
January 2, 1997.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including Dreyfus BASIC Municipal Money Market Portfolio (the "Series"). The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Series will be able to maintain a stable net asset value per share of $1.00.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Series' investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has an unused capital loss carryover of approximately $90,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through August 31, 1996, which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $1,700 of the carryover expires in fiscal 2001, $2,000 expires in fiscal 2002, $50,300 expires in fiscal 2003 and $36,000 expires in fiscal 2004.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1995 through January 31, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $2,153,580 during the year ended August 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Series was charged an aggregate of $507,804 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $40,173 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young, LLP signature logo)


New York, New York
October 3, 1996




DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                AUGUST 31, 1996
                                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                       AMOUNT            VALUE
                                                                                                 _____________   _______________
NEW JERSEY-73.4%
Atlantic County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program) 3.20% (LOC; Midland Bank) (a,b)........                      $  4,000,000   $  4,000,000
Burlington County, BAN 4.25%, 4/24/97.......................................                         3,000,000      3,011,175
Camden County, GO Notes 5.05%, Series A, 2/1/97 (Insured; MBIA).............                           785,000        790,014
City of Fort Lee, TAN 4.25%, 2/7/97.........................................                         1,000,000      1,002,194
Galloway Township, BAN 4%, Series B, 3/13/97................................                         2,500,000      2,505,103
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled
Government)
    3.50% (LOC; Hong Kong Shanghai Banking Corp.) (a,b).....................                         4,000,000      4,000,000
Middlesex County, BAN 3.90%, 6/25/97........................................                         2,000,000      2,000,147
Monmouth County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program) 3.30% (LOC; Union Bank of Switzerland) (a,b)                    2,700,000      2,700,000
New Jersey Economic Development Authority:
    Thermal Energy Facilities, Revenue (Thermal Energy Limited Partnership)
      3.60%, 12/12/96 (Escrowed in; U.S. Treasury Bills)....................                         1,000,000      1,000,000
    VRDN:
      EDR (Dow Chemical-El Dorado Terminal):
          3.25%, Series 1984A (Corp. Guaranty; Dow Chemical Co.) (a)........                         2,200,000      2,200,000
          3.25%, Series 1984B (Corp. Guaranty; Dow Chemical Co.) (a)........                           900,000        900,000
      Industrial and EDR:
          (Merck and Co.) 3.65%, Series A and B (a).........................                         1,700,000      1,700,000
          (NUI Corp. Project)
            3.35%, Series A (BPA; The Bank of New York and Insured; AMBAC) (a)                       3,000,000      3,000,000
New Jersey Health Care Facilities Financing Authority, Revenue, VRDN
    (Hospital Capital Asset Financing)
    3.20%, Series A (LOC; Chase Manhattan Bank) (a,b).......................                         3,500,000      3,500,000
New Jersey Sports and Exposition Authority, VRDN (State Contract)
    3.15%, Series C (Insured; MBIA and Liquidity Agreement; Barclays Bank) (a)                       4,600,000      4,600,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3%, Series D (LOC; Societe Generale and Insured; FGIC) (a,b)............                         5,200,000      5,200,000
Passaic County, BAN:
    4%, 4/4/97..............................................................                         1,666,000      1,669,543
    4.25%, 6/25/97..........................................................                         2,489,000      2,495,805
Port Authority of New York and New Jersey:
    CP 3.40%, 9/26/96 (Liquidity Agreement; Bank of Nova Scotia)............                         1,010,000      1,010,000
    Special Obligation Revenue, VRDN (Versatile Structure Obligation):
      3.35%, Series 3 (BPA; Morgan Guaranty Trust Co.) (a)..................                        13,400,000     13,400,000
      3.40%, Series 2 (BPA; Morgan Guaranty Trust Co.) (a)..................                         1,200,000      1,200,000
      3.55%, Series 4 (BPA; Landesbank Hessen) (a)..........................                         6,000,000      6,000,000



DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                   AMOUNT          VALUE
                                                                                                 _____________   _______________
NEW JERSEY (CONTINUED)

Washington Township Board of Education, Notes (Gloucester County School)
    5%, Series 1986, 2/1/97 (Insured; MBIA).................................                      $  1,600,000   $  1,610,829
Woodbridge Township, BAN 3.96%, 8/1/97......................................                         3,000,000      3,000,523
U.S. RELATED-26.6%
Commonwealth of Puerto Rico Government Development Bank:
    CP:
      3.40%, 9/13/96........................................................                         3,500,000      3,500,000
      3.35%, 9/18/96........................................................                         7,000,000      7,000,000
      3.55%, 10/10/96.......................................................                         8,000,000      8,000,000
    Refunding, VRDN 3.10% (LOC; Credit Suisse) (a,b)........................                         4,300,000      4,300,000
Puerto Rico Industrial Medical and Environmental Pollution Control Facility Authority,
    Revenue (Reynolds Medal Co. Project)
    3.80%, 9/1/97 (Liquidity Agreement; ABN Amro Bank)......................                         3,500,000      3,501,680
                                                                                                                 ____________
TOTAL INVESTMENTS (cost $98,797,013)........................................                                      $98,797,013
                                                                                                                =============



DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      GO      General Obligation
BAN           Bond Anticipation Notes                            LOC     Letter of Credit
BPA           Bond Purchase Agreement                            MBIA    Municipal Bond Investors Assurance
CP            Commercial Paper                                                Insurance Corporation
EDR           Economic Development Revenue                       TAN      Tax Anticipation Notes
FGIC          Financial Guaranty Insurance Company               VRDN    Variable Rate Demand Notes




SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
----------                         ----------                     -----------------                   -------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)                         84.9%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                                    1.7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                                13.4
                                                                                                            __________
                                                                                                              100.0%
                                                                                                            ==========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At August 31, 1996, 23.6% of the Series' net assets are backed by letters of credit issued by domestic banks and foreign banks.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Board of Directors to be of comparable quality to those rated securities in which the Series may invest.





See notes to financial statements.


DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                              AUGUST 31, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                       $  98,797,013
    Cash....................................................................                                           4,572,466
    Interest receivable.....................................................                                             453,140
    Prepaid expenses........................................................                                               3,188
                                                                                                                ________________
                                                                                                                     103,825,807
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                 $     15,282
    Payable for investment securities purchased.............................                    3,501,680
    Accrued expenses........................................................                       61,094              3,578,056
                                                                                       __________________
NET ASSETS at value, represented by paid-in capital, applicable to 100,247,751
    shares outstanding (1 billion shares of $.001 par value Common Stock authorized)                                $100,247,751
                                                                                                                =================


NET ASSET VALUE, offering and redemption price per share
  ($100,247,751 / 100,247,751 shares).......................................                                               $1.00
                                                                                                                =================
STATEMENT OF OPERATIONS
from December 1, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $   1,310,658
    EXPENSES:
      Management fee-Note 2(a)..............................................                  $   197,262
      Registration fees.....................................................                       34,863
      Auditing fees.........................................................                       25,000
      Shareholder servicing costs-Note 2(b).................................                       12,203
      Legal fees............................................................                        9,000
      Prospectus and shareholders' reports..................................                        8,415
      Custodian fees........................................................                        5,286
      Directors' fees and expenses-Note 2(c)................................                          566
      Miscellaneous.........................................................                        2,481
                                                                                         _________________
            TOTAL EXPENSES..................................................                      295,076
      Less-expense reimbursement from Manager due to undertakings-Note 2(a).                      270,079
                                                                                         _________________
            NET EXPENSES....................................................                                               24,997
                                                                                                                 _______________
INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                         $  1,285,661
                                                                                                                =================

See notes to financial statements.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
from December 1, 1995 (commencement of operations) to August 31, 1996
OPERATIONS;
    Investment income-net, representing net increase in net assets
      resulting from operations.............................................................                       $    1,285,661
                                                                                                                 _______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................................                           (1,285,661)
                                                                                                                 _______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................................                          129,477,481
    Dividends reinvested....................................................................                            1,250,908
    Cost of shares redeemed.................................................................                          (30,480,638)
                                                                                                                 _______________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                          100,247,751
                                                                                                                 _______________
          TOTAL INCREASE IN NET ASSETS......................................................                          100,247,751
NET ASSETS:
    Beginning of period.....................................................................                               --
                                                                                                                 _______________
    End of period...........................................................................                       $100,247,751
                                                                                                                =================



See notes to financial statements.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated January 2, 1997.


DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "Series") which commenced operations on December 1, 1995. The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Series will be able to maintain a stable net asset value per share of $1.00.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Series' investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from December 1, 1995 through June 30, 1996 to reimburse all fees and expenses of the Series, and thereafter, had undertaken through October 24, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken from October 25, 1996 through December 31, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .30 of 1% of the value of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $270,079 during the period ended August 31, 1996.
    In addition, the Manager has undertaken through June 30, 1998, to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1996, the Series was charged an aggregate of $5,000 pursuant to the Shareholder Services Plan.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $3,054 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from December 1, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 1, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                          (Ernst & Young LLP}

New York, New York
October 3, 1996





DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                 AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.9%                                                                 AMOUNT          VALUE
                                                                                                       _______         ______
ALABAMA-2.4%
Alabama Agricultural and Mechanical University, Revenues
    6%, 11/1/2006 (Insured; MBIA)...........................................                      $  1,000,000   $  1,066,150
ARIZONA-4.4%
Arizona Transportation Board, Highway Revenue, Refunding 5%, 7/1/2010.......                         1,000,000        957,060
Maricopa County, COP 5.625%, 6/1/2000.......................................                         1,000,000      1,017,980
CALIFORNIA-4.8%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    Zero Coupon, 1/1/2004...................................................                         1,000,000        643,970
Hemet, COP (Capital Projects) 6.50%, 2/1/2003...............................                           200,000        192,888
Los Angeles City, COP, Refunding (Real Property Acquisition Program)
    5.75%, 8/1/2004.........................................................                         1,000,000        984,370
Watsonville Mammoth Lakes, COP:
    7.25%, 6/1/1998.........................................................                           185,000        186,306
    7.50%, 6/1/1999.........................................................                           110,000        110,844
COLORADO-2.2%
Denver City and County, Airport Revenue:
    6.80%, 11/15/1997.......................................................                           750,000        770,715
    7.25%, 11/15/2007.......................................................                           200,000        214,414
FLORIDA-3.3%
Palm Beach County, Criminal Justice Facilities Revenue
    5.90%, 6/1/2008 (Insured; FGIC).........................................                         1,400,000      1,461,362
HAWAII-4.5%
Hawaii:
    4.40%, 11/1/2004........................................................                         1,000,000        956,280
    5.80%, 1/1/2005.........................................................                         1,000,000      1,051,340
ILLINOIS-.5%
Hoffman Estates, Tax Increment Revenue (Hoffman Estates Economic
    Development Project) 6.60%, 5/15/2002 (Guaranteed; Sears Roebuck & Co.).                           200,000        210,762
INDIANA-2.4%
Indiana Transportation Finance Authority, Airport Facilities LR
    (United Air) 6.25%, 11/1/2003...........................................                         1,000,000      1,063,310
KENTUCKY-2.4%
Kentucky Turnpike Authority, EDR, Refunding (Revitalization Projects)
    5.80%, 1/1/2004.........................................................                         1,000,000      1,048,740
MARYLAND-9.5%
Baltimore, Consolidated Public Improvement, Refunding
    7.25%, 10/15/2005 (Insured; FGIC).......................................                         1,000,000      1,156,420

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       _______         ______
MARYLAND (CONTINUED)
Maryland, State and Local Facilities Loan 4.25%, 2/15/2005..................                      $  1,000,000  $     937,910
Northeast Waste Disposal Authority, Solid Waste Revenue
    (Montgomery County Resource Recovery Project) 6%, 7/1/2006..............                         1,000,000      1,013,240
Prince Georges County, HR (Dimensions Health Corp.)
    7%, 7/1/2022 (Prerefunded 7/1/2002) (a).................................                         1,000,000      1,126,720
MASSACHUSETTS-3.0%
Massachusetts Health and Educational Facilities Authority, Revenue
    (Sisters Providence Health Systems) 6.20%, 11/15/2002...................                           250,000        253,565
University of Massachusetts Building Authority, Revenue, Refunding
    6.50%, 5/1/2006.........................................................                         1,000,000      1,102,920
MICHIGAN-2.4%
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System)
    7.10%, 10/1/2002........................................................                         1,000,000      1,059,240
NEW JERSEY-5.5%
New Jersey Economic Development Authority, Market Transition Facility Revenue
    7%, 7/1/2003 (Insured; MBIA)............................................                         1,000,000      1,120,960
New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005................                         1,290,000      1,339,820
NEW YORK-11.4%
New York City 7.50%, 2/1/2004...............................................                         1,130,000      1,239,440
New York State Dormitory Authority, Court Facilities LR 6%, 5/15/2003.......                           100,000        103,557
New York State Housing Corp., Revenue, Refunding 6%, 11/1/2003..............                         1,500,000      1,579,170
New York State Housing Finance Agency, Service Contract Obligation Revenue
    6%, 9/15/2005...........................................................                           655,000        660,201
New York State Thruway Authority, Service Contract Revenue
    (Local Highway and Bridge):
      6%, 4/1/2002..........................................................                           500,000        519,640
      5.75%, 4/1/2006.......................................................                         1,000,000      1,001,400
NORTH CAROLINA-2.4%
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding
    7%, 1/1/2008............................................................                         1,000,000      1,077,870
OHIO-1.2%
Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005................                           505,000        538,178
PENNSYLVANIA-11.9%
Fayette County Hospital Authority, HR, Refunding (Uniontown Hospital)
    5.70%, 6/15/2010 (Insured; Connie Lee)..................................                         1,595,000      1,552,701
Pennsylvania Convention Center Authority, Revenue, Refunding
    6.25%, 9/1/2004.........................................................                           200,000        207,250

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       _______         ______
PENNSYLVANIA (CONTINUED)
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, Refunding
    6.80%, 12/1/2000 (Insured; FGIC)........................................                      $  2,000,000   $  2,141,720
Pittsburgh Water and Sewer Authority, Water and Sewer Systems Revenue,
Refunding
    5%, 9/1/2010 (Insured; FGIC)............................................                         1,500,000      1,401,705
TEXAS-10.9%
Brazos Higher Education Authority, Student Loan Revenue, Refunding
    6.20%, 12/1/2002........................................................                           200,000        210,322
Irving Hospital Authority, HR (Irving Healthcare Systems) 5.70%, 7/1/2008...                         1,675,000      1,686,407
Lower Colorado River Authority, Revenue, Refunding
    Zero Coupon, 1/1/2003 (Insured; AMBAC)..................................                         1,000,000        727,260
San Antonio, Water Revenue, Refunding 6.30%, 5/15/2004 (Insured; FGIC)......                         1,000,000      1,081,200
Waco 6%, 2/1/2004 (Insured; FGIC)...........................................                         1,070,000      1,135,259
VIRGINIA-5.3%
Brunswick County Industrial Development Authority, Correctional Facility LR
    5.55%, 7/1/2008 (Insured; MBIA).........................................                         1,325,000      1,333,467
Virginia Housing Development Authority, Commonwealth Mortgage
    5.75%, 1/1/2001.........................................................                         1,000,000      1,025,310
WASHINGTON-4.8%
Snohomish County Public Utility District Number 1, Electric Revenue
    6.60%, 1/1/2002 (Insured; FGIC).........................................                         1,000,000      1,079,380
Washington, Refunding 6.625%, 9/1/2006......................................                         1,000,000      1,071,400
WISCONSIN-2.3%
Wisconsin, Transportation Revenue 5.40%, 7/1/2004...........................                         1,000,000      1,019,710
WYOMING-1.4%
Wyoming Farm Loan Board, Capital Facilities Revenue
    Zero Coupon, 10/1/2004..................................................                         1,000,000        644,350
                                                                                                                       ______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $43,333,037)....................                                         $44,084,183
                                                                                                                       ======
SHORT-TERM MUNICIPAL INVESTMENTS-1.1%
MASSACHUSETTS;
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Capital Assets Program) 3.15%, 1/1/2035 (Insured; MBIA) (b) (cost $500,000)                 $     500,000  $     500,000
                                                                                                                       ======
TOTAL INVESTMENTS-100.0% (cost $43,833,037).................................                                      $44,584,183
                                                                                                                       ======



DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               VRDN    Variable Rate Demand Notes
HR            Hospital Revenue



SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
-------                            -------                        ----------------                    -------------------
AAA                                Aaa                            AAA                               39.6%
AA                                 Aa                             AA                                22.1
A                                  A                              A                                 19.3
BBB                                Baa                            BBB                               17.9
F-1+ & F-1                         MIG1, VMIG1 & P1               SP1 & A1                           1.1
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.




See notes to financial statements.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                      AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $43,833,037)-see statement.......................................................                  $44,584,183
    Cash.....................................................................................                    1,407,445
    Interest receivable......................................................................                      598,067
    Prepaid expenses.........................................................................                       16,555
    Due from The Dreyfus Corporation and affiliates..........................................                        7,819
                                                                                                                    ______
                                                                                                                46,614,069
LIABILITIES;
    Accrued expenses and other liabilities...................................................                       16,269
                                                                                                                    ______
NET ASSETS  .......................................................................                            $46,597,800
                                                                                                                    ======
REPRESENTED BY:
    Paid-in capital..........................................................................                  $45,763,014
    Accumulated undistributed investment income-net..........................................                        6,855
    Accumulated undistributed net realized gain on investments...............................                       76,785
    Accumulated net unrealized appreciation on investments-Note 3............................                      751,146
                                                                                                                    ______
NET ASSETS at value applicable to 3,633,323 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized)..........................                  $46,597,800
                                                                                                                    ======
NET ASSET VALUE, offering and redemption price per share
    ($46,597,800 / 3,633,323 shares).........................................................                       $12.83
                                                                                                                    ======


See notes to financial statements.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                                        YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,411,177
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $ 267,142
      Shareholder servicing costs-Note 2(b).................................                         43,000
      Registration fees.....................................................                         23,553
      Auditing fees.........................................................                         17,398
      Custodian fees........................................................                          5,431
      Prospectus and shareholders' reports..................................                          5,249
      Directors' fees and expenses-Note 2(c)................................                            703
      Legal fees............................................................                            219
      Miscellaneous.........................................................                         16,538
                                                                                                      _____
          TOTAL EXPENSES....................................................                        379,233
      Less-reduction in management fee due to undertakings-Note 2(a)........                        203,943
                                                                                                      _____
          NET EXPENSES......................................................                                            175,290
                                                                                                                          _____
          INVESTMENT INCOME-NET.............................................                                           2,235,887
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                      $ 288,324
    Net unrealized (depreciation) on investments............................                       (735,467)
                                                                                                                          _____
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                           (447,143)
                                                                                                                          _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,788,744
                                                                                                                          =====





See notes to financial statements.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                ________________________________
                                                                                                         1995          1996
                                                                                                        _______      _______
OPERATIONS:
    Investment income-net...................................................                      $   1,983,679     $ 2,235,887
    Net realized gain (loss) on investments.................................                           (210,183)        288,324
    Net unrealized appreciation (depreciation) on investments for the year..                          1,232,381        (735,467)
                                                                                                         ______          ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                          3,005,877       1,788,744
                                                                                                         ______          ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................                         (1,983,679)     (2,229,032)
                                                                                                         ______          ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                         34,818,737      19,466,226
    Dividends reinvested....................................................                          1,446,819       1,721,467
    Cost of shares redeemed.................................................                        (22,408,065)    (17,304,524)
                                                                                                         ______          ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                         13,857,491       3,883,169
                                                                                                         ______          ______
          TOTAL INCREASE IN NET ASSETS......................................                         14,879,689       3,442,881
NET ASSETS:
    Beginning of year.......................................................                         28,275,230      43,154,919
                                                                                                         ______          ______
    End of year (including undistributed investment income-net;
      $6,855 on August 31, 1996)............................................                       $ 43,154,919    $ 46,597,800
                                                                                                         ======          ======
                                                                                                        SHARES          SHARES
                                                                                                         ______          ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                          2,793,004       1,499,256
    Shares issued for dividends reinvested..................................                            115,064         132,850
    Shares redeemed.........................................................                         (1,811,044)     (1,331,127)
                                                                                                         ______          ______
      NET INCREASE IN SHARES OUTSTANDING....................................                          1,097,024         300,979
                                                                                                         ======          ======


See notes to financial statements.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated
January 2, 1997.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including the Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Series"). The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net real ized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1995 through July 18, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets. The Manager has currently undertaken from July 19, 1996 through December 31, 1996 to reimburse all fees and expenses of the Series (exclusive of certain expenses as described above). The reduction in management fee pursuant to the undertakings, amounted to $203,943 during the year ended August 31, 1996.
    In addition, the Manager has undertaken through June 30, 1998, to reduce the management fee paid by the Series to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Series was charged an aggregate of $32,369 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer,
Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $1,170 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended August 31, 1996 amounted to $26,704,542 and $23,451,332, respectively.
    At August 31, 1996, accumulated net unrealized appreciation on investments was $751,146, consisting of $887,972 gross unrealized appreciation and $136,826 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
October 3, 1996




DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                  AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-94.4%                                                                AMOUNT            VALUE
                                                                                                  __________        __________
ALABAMA-4.7%
Alabama Private Colleges and Universities Facilities Authority, Revenue
    (Tuskegee University Project) 5.75%, 9/1/2026...........................                      $  2,000,000     $1,902,840
Alabama Water Pollution Control Authority, Revolving Fund Loan
    6.25%, 8/15/2014 (Insured; AMBAC).......................................                           750,000       773,932
ARIZONA-1.6%
Tuscon, GO 4.90%, 7/1/2013 (a)..............................................                         1,000,000       920,670
CALIFORNIA-6.5%
Sacramento Sanitation District Financing Authority, Revenue, Refunding
    5.125%, 12/1/2013.......................................................                         2,000,000      1,830,400
Walnut Valley, Unified School District 6.50%, 8/1/2019 (Insured; FGIC)......                         1,765,000      1,889,944
COLORADO-2.7%
Colorado Springs, Utility Revenue, Refunding 6.75%, 11/15/2021..............                           500,000        542,210
Denver City and County, Airport Revenue 7%, 11/15/2025......................                         1,000,000      1,021,440
CONNECTICUT-1.9%
Connecticut Health and Educational Facilities Authority, Revenue (Capital Asset Issue)
    6.875%, 1/1/2010 (Insured; MBIA)........................................                         1,000,000      1,093,050
FLORIDA-5.4%
Gainesville, Utilities System Revenue 6.50%, 10/1/2022 (Prerefunded; 10/1/2002) (b)                  1,000,000     1,107,380
Jacksonville Electric Authority, Revenue, Refunding (Saint John's River)
    5.25%, 10/1/2021........................................................                         1,000,000      909,930
Lakeland, Hospital System Revenue (Lakeland Regional Medical Center)
    5.25%, 11/15/2025 (Insured; MBIA).......................................                         1,000,000      911,830
Palm Beach County, Solid Waste IDR (Osceola Power Limited Partnership)
    6.85%, 1/1/2014.........................................................                           200,000       177,660
GEORGIA-.9%
Burke County Development Authority, PCR (Georgia Power Co.-Plant Vogtle)
    6.375%, 8/1/2024........................................................                           500,000       506,520
ILLINOIS-2.7%
Cicero, Tax Increment Revenue, Refunding 6.50%, 12/1/2014 (a)...............                           500,000       537,310
Robbins, RRR (Robbins Resource Recovery Partners) 9.25%, 10/15/2016.........                         1,000,000       997,500
KENTUCKY-1.9%
Trimble County, PCR (Louisville Gas and Electric Co.) 7.625%, 11/1/2020.....                         1,000,000      1,094,060
LOUISIANA-.9%
West Feliciana Parish, PCR, Refunding (Gulf States Utilities Co. Project) 8%, 12/1/2024                500,000       531,865

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                   __________       _________
MARYLAND-.4%
Maryland Community Development Administration, Department of Housing and
    Community Development Revenue (Single Family Program) 6.75%, 4/1/2026...                     $     250,000     $ 256,900
MASSACHUSETTS-3.9%
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Mt. Auburn Hospital Issue) 6.30%, 8/15/2024 (Insured; MBIA)............                           750,000       774,892
    (Williams College Issue) 5.50%, 7/1/2026................................                         1,025,000       971,116
Massachusetts Housing Finance Agency, SFHR 7.125%, 6/1/2025.................                           500,000       519,960
MICHIGAN-7.2%
Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding
    (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC) (a)............                         1,000,000     1,061,380
Lowell Area Schools, Refunding Zero Coupon, 5/1/2016 (Insured; FGIC)........                         1,675,000       517,659
Michigan Building Authority, Revenue, Refunding 5.30%, 10/1/2016
    (Insured; AMBAC) (a)....................................................                         1,000,000       929,320
Michigan Municipal Bond Authority, Revenue (Local Government Loan Program)
    6.125%, 12/1/2018 (Insured; FGIC).......................................                           750,000       768,270
Michigan Public Power Agency, Revenue, Refunding (Belle River Project)
    5%, 1/1/2019............................................................                         1,000,000       883,920
MINNESOTA-.4%
Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022......................                           250,000       258,477
MISSISSIPPI-1.8%
Claiborne County, PCR, Refunding (System Energy Resources, Inc.) 7.30%, 5/1/2025                     1,000,000     1,031,200
NEVADA-.4%
Clark County, IDR, Refunding (Nevada Power Co. Project) 7.20%, 10/1/2022....                           250,000       260,485
NEW HAMPSHIRE-.4%
New Hampshire Housing Finance Authority 6.85%, 7/1/2014.....................                           250,000       259,013
NEW JERSEY-2.8%
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.70%, 4/1/2016 (Insured; MBIA).........................................                           500,000        524,620
New Jersey Turnpike Authority, Turnpike Revenue, Refunding 6.50%, 1/1/2016..                         1,000,000      1,063,180
NEW YORK-3.0%
Battery Park City Authority, Revenue, Refunding 5.25%, 11/1/2017............                         1,000,000        895,800
New York City Industrial Development Agency, Special Facility Revenue
    (American Airlines, Inc. Project) 6.90%, 8/1/2024.......................                           500,000        523,910
New York State Energy, Research and Development Authority, Electric Facilities Revenue
    (Long Island Lighting) 7.15%, 9/1/2019..................................                           300,000        301,053

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                  __________      __________
NORTH CAROLINA-.5%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding
    7%, 1/1/2008............................................................                    $     250,000      $ 269,467
OHIO-5.9%
Hamilton County, Hospital Facilities Revenue, Refunding (Bethesda Hospital)
    6.25%, 1/1/2012.........................................................                         1,000,000      1,009,910
Lorain, Hospital Improvement Revenue, Refunding (Lakeland Community Hospital, Inc.)
    6.50%, 11/15/2012.......................................................                         1,000,000      1,020,560
Ohio Air Quality Development Authority, Revenue (Columbus and Southern Ohio)
    6.375%, 12/1/2020 (Insured; FGIC).......................................                           505,000        531,038
Ohio Building Authority (State Facilities-Juvenile Correctional Projects)
    6.60%, 10/1/2014 (Insured; AMBAC).......................................                           750,000        814,178
OREGON-1.8%
Oregon Housing and Community Services Department, Mortgage Revenue
    (Single Family Mortgage Program) 6.45%, 7/1/2026........................                         1,000,000      1,014,680
PENNSYLVANIA-13.6%
Bethlehem Water Authority, Revenue, Refunding 5.20%, 11/15/2021.............                         1,000,000        912,930
Northhampton County Industrial Development Authority, PCR, Refunding
    (Bethlehem Steel) 7.55%, 6/1/2017.......................................                           250,000        257,870
Pennsylvania Convention Center Authority, Revenue, Refunding 6.75%, 9/1/2019                         1,000,000      1,063,140
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
    (MacMillan Limited Partnership Project) 7.60%, 12/1/2020................                           500,000        549,760
Pennsylvania Higher Educational Facilities Authority, College and University Revenue
    (Duquesne University Project) 6.35%, 1/15/2017 (Insured; MBIA) (a)......                           500,000        517,745
Philadelphia Hospitals and Higher Educational Facilities Authority, HR
    (Temple University Hospital) 6.625%, 11/15/2023.........................                         2,225,000      2,249,141
Potter County Hospital Authority, Revenue, Refunding (Charles Cole Memorial Hospital)
     5.95%, 8/1/2016........................................................                         2,000,000      1,928,740
Westmoreland Municipal Authority, Municipal Service Revenue
    Zero Coupon, 7/1/2015 (Insured; FGIC)...................................                         1,000,000        327,790
RHODE ISLAND-.3%
Rhode Island Housing and Mortgage Finance Corp. (Homeownership Opportunity)
    6.50%, 4/1/2027.........................................................                           200,000        203,884
TENNESSEE-2.3%
Maury County Industrial Development Board, PCR, Refunding (Saturn Corp. Project)
    6.50%, 9/1/2024 (Guaranteed; General Motors Corp.)......................                         1,000,000      1,032,420
Tennessee Housing Development Agency, Mortgage Finance 6.90%, 7/1/2025......                           250,000        259,545

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                   __________     __________
TEXAS-7.3%
Allen, Independent School District Building 5.20%, 2/15/2021................                      $  1,000,000      $ 917,800
Alliance Airport Authority, Special Facilities Revenue (American Airlines, Inc. Project)
    7.50%, 12/1/2029........................................................                           500,000        529,305
Bexar County Health Facilities Development Corp., HR, Refunding
    (Baptist Memorial Hospital Systems Project) 6.90%, 8/15/2014 (Insured; MBIA)                       750,000        827,940
Coppell, Independent School District, Refunding 5.375%, 8/15/2020 (c).......                         2,000,000      1,888,900
VIRGINIA-6.0%
Augusta County Service Authority, Water and Sewer Revenue
    5%, 11/1/2024 (Insured; MBIA)...........................................                         1,000,000        888,910
Fairfax County Redevelopment and Housing Authority, Mortgage Revenue, Refunding
    (Housing for the Elderly) 6.10%, 9/1/2026...............................                         1,000,000        986,450
Virginia Transportation Board, Transportation Contract Revenue
    (Northern Virginia Transportation District Program) 6.375%, 5/15/2020...                         1,500,000      1,560,120
WASHINGTON-5.0%
Seatac, Local Option Transportation, Tax Revenue 6.50%, 12/1/2013 (Insured; MBIA)                      500,000        537,140
Tacoma Conservation Systems Project Revenue (Tacoma Public Utilities Division)
    6.60%, 1/1/2015.........................................................                         1,000,000      1,051,180
Washington Public Power Supply System, Nuclear Project #2 Revenue, Refunding
    6.25%, 7/1/2012.........................................................                         1,250,000      1,257,938
WEST VIRGINIA-1.8%
Braxton County, SWDR (Weyerhaeuser Co. Project) 6.50%, 4/1/2025.............                         1,000,000      1,033,160
WYOMING-.4%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                           200,000        209,022
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $53,416,995)....................                                      $54,200,359
                                                                                                                ==============
SHORT-TERM MUNICIPAL INVESTMENTS-5.6%
NEW YORK-3.0%
New York Energy, Research and Development Authority, PCR
    (Niagara Mohawk Power Corp.,) VRDN
    3% (LOC; Mitsubishi Trust and Banking Corp.) (d,e)......................                      $  1,700,000   $  1,700,000
U.S. RELATED-2.6%
Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN
    3% (LOC; Credit Suisse) (d,e)...........................................                         1,500,000      1,500,000
                                                                                                                 ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $3,200,000)....................                                       $3,200,000
                                                                                                                ==============
TOTAL MUNICIPAL INVESTMENTS-100.0% (cost $56,616,995).......................                                      $57,400,359
                                                                                                                ==============


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
GO            General Obligation                                 SFHR    Single Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation



SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
_____                             ___________                     ________________                    _____________________
AAA                                Aaa                            AAA                                     34.6%
AA                                 Aa                             AA                                      32.1
A                                  A                              A                                       10.8
BBB                                Baa                            BBB                                     13.0
BB                                 Ba                             BB                                       1.4
F-1, F-1+                          VMIG1, MIG1, P1                SP1, A1                                  5.6
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                            2.5
                                                                                                         ______
                                                                                                         100.0%
                                                                                                        ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a when-issued security.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a when-issued basis.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e)  Secured by letters of credit.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those securities in which the Series may invest.



See  notes to financial statements.



DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                           AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $56,616,995)-see statement......................................                                        $57,400,359
    Cash....................................................................                                             87,889
    Interest receivable.....................................................                                            852,294
    Prepaid expenses........................................................                                             35,157
    Due from The Dreyfus Corporation and affiliates.........................                                             11,220
                                                                                                                     __________
                                                                                                                     58,386,919
LIABILITIES:
    Payable for investment securities purchased.............................                     $1,924,336
    Accrued expenses and other liabilities..................................                         14,026          1,938,362
                                                                                                  _________           _________
NET ASSETS  ................................................................                                       $56,448,557
                                                                                                                   ============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $55,281,304
    Accumulated undistributed investment income-net.........................                                             9,051
    Accumulated undistributed net realized gain on investments..............                                           374,838
    Accumulated net unrealized appreciation on investments-Note 3...........                                           783,364
                                                                                                                     __________
NET ASSETS at value applicable to 4,331,459 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                       $56,448,557
                                                                                                                   ============
NET ASSET VALUE, offering and redemption price per share
    ($56,448,557 / 4,331,459 shares)........................................                                            $13.03
                                                                                                                        =======




See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                                             YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,874,167
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $ 291,587
      Shareholder servicing costs-Note 2(b).................................                         79,912
      Registration fees.....................................................                         24,001
      Auditing fees.........................................................                         15,466
      Organization expenses.................................................                          9,846
      Custodian fees........................................................                          6,124
      Prospectus and shareholders' reports..................................                          1,839
      Directors' fees and expenses-Note 2(c)................................                            767
      Legal fees............................................................                            437
      Miscellaneous.........................................................                         11,842
                                                                                                    _______
          TOTAL EXPENSES....................................................                        441,821
      Less-reduction in management fee due to undertakings-Note 2(a)........                        252,220
                                                                                                    _______
          NET EXPENSES......................................................                                           189,601
                                                                                                                     _________
          INVESTMENT INCOME-NET.............................................                                         2,684,566
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                      $ 643,570
    Net unrealized (depreciation) on investments............................                      (623,929)
                                                                                                    _______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                             19,641
                                                                                                                     _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,704,207
                                                                                                                   ============



See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                 ______________________________
                                                                                                    1995               1996
                                                                                               ____________        ____________
OPERATIONS:
    Investment income-net...................................................                   $  1,808,256        $  2,684,566
    Net realized gain (loss) on investments.................................                       (99,705)             643,570
    Net unrealized appreciation (depreciation) on investments for the year..                      1,328,736           (623,929)
                                                                                               ____________        ____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                      3,037,287           2,704,207
                                                                                               ____________        ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                    (1,808,256)         (2,675,515)
    Net realized gain on investments........................................                        (1,957)           (168,945)
                                                                                               ____________        ____________
      TOTAL DIVIDENDS.......................................................                    (1,810,213)         (2,844,460)
                                                                                               ____________        ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                     55,483,278          34,791,121
    Dividends reinvested....................................................                      1,288,981          2,065,204
    Cost of shares redeemed.................................................                   (30,420,630)        (23,180,317)
                                                                                               ____________        ____________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                     26,351,629          13,676,008
                                                                                               ____________        ____________
          TOTAL INCREASE IN NET ASSETS......................................                     27,578,703         13,535,755
NET ASSETS:
    Beginning of year.......................................................                     15,334,099          42,912,802
                                                                                               ____________        ____________
    End of year (including undistributed investment income-net of $9,051 in 1996)             $ 42,912,802        $ 56,448,557
                                                                                              ============        =============
                                                                                                 SHARES              SHARES
                                                                                               ____________        ____________
CAPITAL STOCK TRANSACTIONS:
    Shares sold.............................................................                      4,426,159          2,647,461
    Shares issued for dividends reinvested..................................                        101,534            156,826
    Shares redeemed.........................................................                    (2,431,192)         (1,770,618)
                                                                                               ____________        ____________
      NET INCREASE IN SHARES OUTSTANDING....................................                      2,096,501          1,033,669
                                                                                              ============        =============


See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Reference is made to page 5 of the Fund's Prospectus dated
January 2, 1997.


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including Dreyfus BASIC Municipal Bond Portfolio (the "Series"). The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net real ized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1995 through July 18, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets. The Manager has currently undertaken from July 19, 1996 through December 31, 1996 to reimburse all fees and expenses of the Series (exclusive of certain expenses as described above). The reduction in management fee, pursuant to the undertakings, amounted to $252,220 during the year ended August 31, 1996.
    In addition, the Manager has undertaken through June 30, 1998, to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Series was charged an aggregate of $65,177 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer,
Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $6,145 during the period ended August 31, 1996.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended August 31, 1996 amounted to $39,935,280 and $27,338,372, respectively.
    At August 31, 1996, accumulated net unrealized appreciation on investments was $783,364, consisting of $1,169,374 gross unrealized appreciation and $386,010 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Bond Portfolio at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young signature logo]

New York, New York
October 3, 1996


                    DREYFUS BASIC MUNICIPAL FUND, INC.

                         PART C. OTHER INFORMATION
                           _________________________

Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                 Included in Part A of the Registration Statement:

                      Financial Highlights--with respect to the Money Market Portfolio for the period December 16, 1991 (commencement of operations) to August 31, 1992 and for each of the four years in the period ended August 31, 1996; with respect to the Intermediate Bond Portfolio and Bond Portfolio for the periods May 5 and 6, 1994 (commencement of operations) to August 31, 1994, and for each of the two years ended in the period August 31, 1996, respectively; and with respect to the New Jersey Portfolio for the period December 1, 1995 (commencement of operations) to August 31, 1996.

                 Included in Part B of the Registration Statement:

                      The Money Market Portfolio, Intermediate Bond Portfolio, Bond Portfolio and New Jersey Portfolio.


                      Statement of Investments--as of August 31, 1996.


                      Statement of Assets and Liabilities--as of August 31,
                      1996.


                      Statement of Operations--with respect to the Money Market Portfolio, Intermediate Bond Portfolio and Bond Portfolio only for the year ended August 31, 1996;
                      and New Jersey Portfolio only for the period December 1, 1995 (commencement of operations) to August 31, 1996.


                      Statement of Changes in Net Assets--With respect to the Money Market Portfolio, Intermediate Bond Portfolio and Bond Portfolio for the years ended August 31, 1995 and August 31, 1996; and with respect to the New Jersey Portfolio for the period December 1, 1995 (commencement of operations) to August 31, 1996.

                      Notes to Financial Statements

                      Reports of Ernst & Young LLP, Independent Auditors, dated October 3, 1996.


Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.

Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:

  (1) Articles of Incorporation dated August 8, 1991 and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 10 to the Registration Statement, filed on April 1, 1996.

           Articles of Amendment dated October 28, 1994 are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 10 to the Registration Statement, filed on April 1, 1996.

  (2) By-Laws dated August 8, 1991, as amended January 8, 1992 are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement, filed on April 29, 1996.

  (5) Management Agreement dated August 24, 1994, as amended October 11, 1995 is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 9 to the Registration Statement, filed on December 29, 1995.

  (6) Distribution Agreement dated August 24, 1994, as amended October 11, 1995 is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 9 to the Registration Statement, filed on December 29, 1995.

  (8)(a) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 10 to the Registration Statement, filed on April 1, 1996.

  (8)(b)   Forms of Sub-Custodian Agreements are incorporated by reference to
           Exhibit 8(b) of Post-Effective Amendment No. 3 to the Registration Statement, filed on December 15, 1993.

  (9) Shareholder Services Plan dated August 24, 1994, as amended October 11, 1995 is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 9 to the Registration Statement, filed on December 29, 1995.

  (10) Opinion and Consent of Stroock & Stroock & Lavan is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 10 to the Registration Statement, filed on April 1, 1996.

  (11)     Consent of Ernst & Young LLP.

  (16) Schedule of Computation of Performance Data as to the Money Market Portfolio is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 3 to the Registration Statement, filed on December 15, 1993.

           Schedules of Computation of Performance Data as to the Longer Term Portfolios are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 7 to the Registration Statement, filed on December 16, 1994.

 Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Schedule of Computation of Performance Data as to the New Jersey Portfolio is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 10 to the Registration Statement, filed on April 1, 1996.


           Other Exhibits
           ______________

                 (a)  Power of Attorney of Trustees.


                 (b)  Power of Attorney of Officer


                 (c)  Certificate of Assistant Secretary.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________

             (1)                                           (2)
                                                    Number of Record
          Title of Class                Holders as of December 18, 1996
          ______________                _______________________________

     Common Stock                 Money Market Portfolio          5,165
     (Par value $.001)            Intermediate Bond Portfolio       570
                                  Bond Portfolio                    732
                                  New Jersey Portfolio              572

Item 27.  Indemnification
_______      _______________

          Reference is made to Article Seventh of the Registrant's Amended Articles of Incorporation, dated August 7, 1991, as amended on October 19, 1994, filed as Exhibit (1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on April 1, 1996 and the laws of the State of Maryland. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on April 29, 1996 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted Board members, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference is also made to the Distribution Agreement incorporated by reference to Exhibit 24(b)(6) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 29, 1995.

Item 28.  Business and Other Connections of Investment Adviser.
_______      ____________________________________________________

             The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                           Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                     Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
          9)   Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Cash Management
          13)  Dreyfus Cash Management Plus, Inc.
          14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          16)  Dreyfus Florida Intermediate Municipal Bond Fund
          17)  Dreyfus Florida Municipal Money Market Fund
          18)  The Dreyfus Fund Incorporated
          19)  Dreyfus Global Bond Fund, Inc.
          20)  Dreyfus Global Growth Fund
          21)  Dreyfus GNMA Fund, Inc.
          22)  Dreyfus Government Cash Management
          23)  Dreyfus Growth and Income Fund, Inc.
          24)  Dreyfus Growth and Value Funds, Inc.
          25)  Dreyfus Growth Opportunity Fund, Inc.
          26)  Dreyfus Income Funds
          27)  Dreyfus Institutional Money Market Fund
          28)  Dreyfus Institutional Short Term Treasury Fund
          29)  Dreyfus Insured Municipal Bond Fund, Inc.
          30)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          31)  Dreyfus International Funds, Inc.
          32)  Dreyfus Investment Grade Bond Funds, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus LifeTime Portfolios, Inc.
          37)  Dreyfus Liquid Assets, Inc.
          38)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          39)  Dreyfus Massachusetts Municipal Money Market Fund
          40)  Dreyfus Massachusetts Tax Exempt Bond Fund
          41)  Dreyfus MidCap Index Fund
          42)  Dreyfus Money Market Instruments, Inc.
          43)  Dreyfus Municipal Bond Fund, Inc.
          44)  Dreyfus Municipal Cash Management Plus
          45)  Dreyfus Municipal Money Market Fund, Inc.
          46)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          47)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          48)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          49)  Dreyfus New Leaders Fund, Inc.
          50)  Dreyfus New York Insured Tax Exempt Bond Fund
          51)  Dreyfus New York Municipal Cash Management
          52)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          53)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          54)  Dreyfus New York Tax Exempt Money Market Fund
          55)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          56)  Dreyfus 100% U.S. Treasury Long Term Fund
          57)  Dreyfus 100% U.S. Treasury Money Market Fund
          58)  Dreyfus 100% U.S. Treasury Short Term Fund
          59)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          60)  Dreyfus Pennsylvania Municipal Money Market Fund
          61)  Dreyfus S&P 500 Index Fund
          62)  Dreyfus Short-Intermediate Government Fund
          63)  Dreyfus Short-Intermediate Municipal Bond Fund
          64)  The Dreyfus Socially Responsible Growth Fund, Inc.
          65)  Dreyfus Stock Index Fund, Inc.
          66)  Dreyfus Tax Exempt Cash Management
          67)  The Dreyfus Third Century Fund, Inc.
          68)  Dreyfus Treasury Cash Management
          69)  Dreyfus Treasury Prime Cash Management
          70)  Dreyfus Variable Investment Fund
          71)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          72)  General California Municipal Bond Fund, Inc.
          73)  General California Municipal Money Market Fund
          74)  General Government Securities Money Market Fund, Inc.
          75)  General Money Market Fund, Inc.
          76)  General Municipal Bond Fund, Inc.
          77)  General Municipal Money Market Fund, Inc.
          78)  General New York Municipal Bond Fund, Inc.
          79)  General New York Municipal Money Market Fund
          80)  Premier Insured Municipal Bond Fund
          81)  Premier California Municipal Bond Fund
          82)  Premier Equity Funds, Inc.
          83)  Premier Global Investing, Inc.
          84)  Premier GNMA Fund
          85)  Premier Growth Fund, Inc.
          86)  Premier Municipal Bond Fund
          87)  Premier New York Municipal Bond Fund
          88)  Premier State Municipal Bond Fund
          89)  Premier Strategic Growth Fund
          90)  Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+             Vice President                    None

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                  SIGNATURES
                                  __________

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of December 1996.

                            DREYFUS BASIC MUNICIPAL FUND, INC.

                       BY:  /s/Marie E. Connolly*
                             -----------------------------------
                             Marie E. Connolly, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                             Title               Date
__________________________     ______________________________     __________

/s/Marie E. Connolly*          (President and Treasurer,          12/23/96
---------------------------    Principal Executive,
Marie E. Connolly              Accounting and Financial Officer)


/s/David W. Burke*             Board Member                       12/23/96
---------------------------
David W. Burke


/s/Samuel Chase*               Board Member                       12/23/96
---------------------------
Samuel Chase


/s/Joseph S. DiMartino*        Board Member                       12/23/96
---------------------------
Joseph S. DiMartino


/s/Joni Evans*                 Board Member                       12/23/96
---------------------------
Joni Evans


/s/Gordon J. Davis             Board Member                       12/23/96
---------------------------
Gordon J. Davis


/s/Arnold S. Hiatt*            Board Member                       12/23/96
---------------------------
Arnold S. Hiatt


/s/David J. Mahoney*           Board Member                       12/23/96
---------------------------
David J. Mahoney


/s/Burton N. Wallack*          Board Member                       12/23/96
---------------------------
Burton N. Wallack


*BY:
      ---------------------------
      Elizabeth A. Bachman,
      Attorney-in-Fact





                                 EXHIBIT INDEX

Exhibits

              (11)     Consent of Independent Auditors

              (17)     Financial Data Schedule


        Other Exhibits

                 (a)  Power of Attorney of Trustees

                 (b)  Power of Attorney of Officer

                 (c)  Certificate of Assistant Secretary